ANNUAL
                                     REPORT

                             [american century logo]
                                    American
                                 Century(reg.sm)


                               SEPTEMBER 30, 1997

                                     BENHAM
                                      GROUP

                          Target Maturities Trust: 2000
                          Target Maturities Trust: 2005
                          Target Maturities Trust: 2010
                          Target Maturities Trust: 2015
                          Target Maturities Trust: 2020
                          Target Maturities Trust: 2025

                               TABLE OF CONTENTS

     Our Message to You ..............................................    1
     Report Highlights ...............................................    2
     Market Perspective ..............................................    4
     Target Maturities Trust: 2000
                Performance & Portfolio Information ..................    5
                Management Q & A .....................................    6
                Schedule of Investments ..............................    8
                Financial Highlights .................................   36
     Target Maturities Trust: 2005
                Performance & Portfolio Information ..................    9
                Management Q & A .....................................   10
                Schedule of Investments ..............................   12
                Financial Highlights .................................   37
     Target Maturities Trust: 2010
                Performance & Portfolio Information ..................   13
                Management Q & A .....................................   14
                Schedule of Investments ..............................   16
                Financial Highlights .................................   38
     Target Maturities Trust: 2015
                Performance & Portfolio Information ..................   17
                Management Q & A .....................................   18
                Schedule of Investments ..............................   20
                Financial Highlights .................................   39
     Target Maturities Trust: 2020
                Performance & Portfolio Information ..................   21
                Management Q & A .....................................   22
                Schedule of Investments ..............................   24
                Financial Highlights .................................   40
     Target Maturities Trust: 2025
                Performance & Portfolio Information ..................   25
                Management Q & A .....................................   26
                Schedule of Investments ..............................   28
                Financial Highlights .................................   41
     Statements of Assets and Liabilities ............................   29
     Statements of Operations ........................................   30
     Statements of Changes in Net Assets .............................   31
     Notes to Financial Statements ...................................   33
     Independent Auditors' Report ....................................   42
     Proxy Voting Results ............................................   43
     Retirement Account Information ..................................   47
     Background Information ..........................................   48
     Glossary ........................................................   49

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We' ve organized our funds into three distinct groups to help you identify those that best fit your needs. These groups, which appear below, are designed to help simplify your fund decisions.

                 AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
    Target Maturities
        Trust

We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                                                    AMERICAN CENTURY INVESTMENTS


                              OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    Zero-coupon bonds posted impressive gains during the 12 months ended September 30, 1997, with returns on longer-maturity zeros rivaling those of stocks. The second half of the period--characterized by falling interest rates as inflation concerns waned and demand for Treasury securities outpaced supply--proved ideal for zeros and Treasury bonds in general. In the following pages, our investment management team provides further details about the market and how your fund was managed during the period.

    During the summer, American Century held its largest proxy vote ever, asking shareholders to approve measures to simplify fund management and eliminate overlapping funds. Most notably, shareholders approved a unified fee for all funds. In the past, many of our funds had both a management fee and separate administrative and transfer agency fees. Under the new fee structure, fund shareholders pay one annual management fee, based on a percentage of fund assets.

    We also made some important corporate changes. In June, Bill Lyons, American Century's chief operating officer, became president, assuming full responsibility for the company's day-to-day operations. With this change, Jim Stowers, Jr. and Jim Stowers III will be able to spend more time developing and refining new investment technologies and tools that build on and leverage the proprietary system they pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate--building the investment tools today that will lead us and our investors to success in the next century.

    In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., Inc., one of the strongest and most respected firms in the financial services industry. J.P. Morgan will become a significant minority owner of American Century Companies, Inc. Through this proposed partnership, we see many opportunities to expand the range of investment choices and services we offer you. A global financial services firm, J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

    Within the framework of this proposed relationship, American Century will continue to operate as an independent company. No changes in your fund's investment managers, policies or fees are anticipated as a result of this transaction. American Century's corporate management team will remain the same, and the Stowers family will retain voting control of the company.

    In closing, we want to reassure you that American Century remains committed to serving your investment needs first and foremost. Thank you for your trust and confidence.

Sincerely,

/s/James E. Stowers III                 /s/James M. Benham
James E. Stowers III                    James M. Benham
Chief Executive Officer                 Vice Chairman
American Century Companies, Inc.        American Century Companies, Inc.


ANNUAL REPORT                                    OUR MESSAGE TO YOU       1


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* U.S. bonds overcame losses in the first quarter of 1997 to post strong returns for the fiscal year ended September 30, 1997. Low inflation and slower economic growth in the second half of the fiscal year helped bonds rally.

* Treasury bonds benefited from strong demand and reduced supply. Equity and foreign investors seeking a "safe haven" helped boost demand, while shrinking federal budget deficits and reduced Treasury issuance helped diminish supply.

* Treasury yields have been in a trading range for the past two years. The 30-year Treasury bond yield has stayed between 6.25% and 7.25%. We expect yields to remain in the lower end of that range until the contradiction of strong economic growth and low inflation is resolved.

* The Federal Reserve doesn't appear ready to raise interest rates in the immediate future.

TARGET MATURITIES TRUST: 2000

* The fund posted a 7.64% total return, reflecting the favorable bond market conditions that prevailed during the second half of the fiscal year.

* The fund's assets declined, so we sold lower-yielding, shorter-maturity STRIPS to meet investors' redemption needs.

* We kept the fund's weighted average maturity date close to the benchmark's November 15, 2000 maturity date to ensure that the fund closely tracked its benchmark.

TARGET MATURITIES TRUST: 2005

* Reflecting the favorable bond market conditions that prevailed during the second half of the fiscal year, the fund posted an 11.60% total return.

* The fund's net assets grew by 20% during the second half of the fiscal year. We used the new money to buy STRIPS, which improved the fund's liquidity.

* We kept the fund's weighted average maturity date close to the benchmark's November 15, 2005 maturity date to ensure that the fund closely tracked its benchmark.

TARGET MATURITIES TRUST: 2010

* The fund posted a 15.75% total return, reflecting the favorable bond market conditions that prevailed during the second half of the fiscal year.

* The fund's net assets grew by 25% during the second half of the fiscal year. We used the new money to buy STRIPS, which improved the fund's liquidity.

* We extended the fund's weighted average maturity date to October 3, 2010, bringing it significantly closer to the November 15, 2010 maturity date of its STRIPS benchmark.

                 TARGET: 2000

TOTAL RETURNS:                AS OF 9/30/97
     6 Months                        5.49%*
     1 Year                           7.64%

NET ASSETS:                  $248.4 million
     (AS OF 9/30/97)

INCEPTION DATE:                     3/25/85

TICKER SYMBOL:                        BTMTX

                 TARGET: 2005

TOTAL RETURNS:                AS OF 9/30/97
     6 Months                       10.23%*
     1 Year                          11.60%

NET ASSETS:                  $281.7 million
     (AS OF 9/30/97)

INCEPTION DATE:                     3/25/85

TICKER SYMBOL:                        BTFIX

                 TARGET: 2010

TOTAL RETURNS:                AS OF 9/30/97
     6 Months                       14.19%*
     1 Year                          15.75%

NET ASSETS:                  $124.8 million
     (AS OF 9/30/97)

INCEPTION DATE:                     3/25/85

TICKER SYMBOL:                        BTTNX

* Not annualized.


2      REPORT HIGHLIGHTS                      AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

TARGET MATURITIES TRUST: 2015

* Reflecting the favorable bond market conditions that prevailed during the second half of the fiscal year, the fund posted a 19.96% total return.

*   We made virtually no changes to the fund's portfolio.

* We kept the fund's weighted average maturity date close to the benchmark' s November 15, 2015 maturity date to ensure that the fund closely tracked its benchmark.

TARGET MATURITIES TRUST: 2020

* The fund posted a 23.50% total return, reflecting the favorable bond market conditions that prevailed during the second half of the fiscal year.

* The fund's assets dropped by one-third during the second half of the fiscal year. Much of the decline occurred in July, when many market timers sold fund shares in the midst of the summer bond rally to lock in gains.

* We sold STRIPS, the fund's most liquid holdings, to meet the increased redemptions.

TARGET MATURITIES TRUST: 2025

* Reflecting the favorable bond market conditions that prevailed during the second half of the fiscal year, the fund posted a 24.34% total return.

* The fund's net assets grew by more than 30% during the second half of the fiscal year. We used the new money to buy more REFCORPs, which had higher yields than available STRIPS in this maturity sector of the Treasury zero market.

* We extended the fund's weighted average maturity date to July 10, 2025, bringing it significantly closer to the August 15, 2025 maturity date of its STRIPS benchmark.

                 TARGET: 2015

TOTAL RETURNS:               AS OF 9/30/97
     6 Months                      18.81%*
     1 Year                         19.96%

NET ASSETS:                 $114.9 million
     (AS OF 9/30/97)

INCEPTION DATE:                     9/1/86

TICKER SYMBOL:                       BTFTX

                 TARGET: 2020

TOTAL RETURNS:               AS OF 9/30/97
     6 Months                      22.89%*
     1 Year                         23.50%

NET ASSETS:                 $553.6 million
     (AS OF 9/30/97)

INCEPTION DATE:                   12/29/89

TICKER SYMBOL:                       BTTTX

                 TARGET: 2025

TOTAL RETURNS:               AS OF 9/30/97
     6 Months                      26.32%*
     1 Year                         24.34%

NET ASSETS:                  $73.8 million
     (AS OF 9/30/97)

INCEPTION DATE:                    2/15/96

TICKER SYMBOL:                       BTTRX

* Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 49.


ANNUAL REPORT                                     REPORT HIGHLIGHTS       3


                              MARKET PERSPECTIVE

[line graph - data below]

Shifting Yield Curve for Treasury Zeros

Years to Maturity          9/30/96         9/30/97         3/31/97
1                           5.78            5.67            6.07
2                           6.07            5.84            6.42
3                           6.23            5.91            6.57
4                           6.31            5.99            6.65
5                           6.36            6.01            6.70
6                           6.44            6.09            6.77
7                           6.52            6.18            6.83
8                           6.62            6.21            6.93
9                           6.67            6.29            6.95
10                          6.73            6.33            7.00
11                          6.77            6.37            7.03
12                          6.81            6.41            7.06
13                          6.84            6.45            7.09
14                          6.88            6.49            7.12
15                          6.92            6.53            7.15
16                          6.94            6.55            7.16
17                          6.95            6.57            7.17
18                          6.97            6.58            7.19
19                          6.98            6.60            7.20
20                          7.00            6.62            7.21
21                          7.00            6.60            7.21
22                          7.00            6.58            7.21
23                          7.01            6.56            7.21
24                          7.01            6.54            7.21
25                          7.01            6.52            7.21
26                          6.99            6.50            7.20
27                          6.97            6.48            7.18
28                          6.94            6.46            7.17
29                          6.92            6.44            7.15
30                          6.90            6.42            7.14


STRONG PERFORMANCE

    The U.S. bond market posted strong returns for the fiscal year ended September 30, 1997, overcoming a spike in interest rates from December to April that depressed prices. The rally especially benefited zero-coupon Treasury bonds (zeros), the securities that constitute the Target Maturities Trust funds.

    As shown in the accompanying chart, the zeros that serve as the funds' benchmarks posted total returns for the period ranging from 8.15% for a short-maturity zero (a coupon STRIPS maturing on November 15, 2000) to 23.89% for a long-maturity zero (a coupon STRIPS maturing on November 15, 2020). These returns were a far cry from the returns zeros posted just six months earlier. Returns for zeros for the 12-month period ended March 31, 1997 ranged from 4.03% for the November 15, 2000 STRIPS to -5.76% for the August 15, 2025 STRIPS. Interest rates soared and bond prices fell most sharply in March, 1997, when the Federal Reserve (the Fed) raised short-term interest rates for the first time in two years. The Fed's action fueled speculation that this might be the first in a series of interest rate hikes to slow down economic growth and keep inflation in check.

LOW INFLATION AND FALLING YIELDS

    Instead, economic growth slowed from its rapid pace in the first quarter of 1997, and inflation remained under control. For the nine months ended September 30, 1997, inflation (as measured by the consumer price index) rose at an annual rate of just 1.6%, the slowest pace in 11 years. As a result, interest rates and bond yields fell from April 1997 through the end of the fiscal year, dropping below the levels that had prevailed at the start of the period. The accompanying yield curve graph for Treasury zeros shows how yields rose in the first half of the period, then declined sharply in the second half. The yield curve also flattened, due to supply and demand factors.

STRONG DEMAND AND REDUCED SUPPLY

    Treasury bonds also benefited from prevailing supply and demand conditions. A declining federal budget deficit meant the U.S. government didn't need to issue as much debt, leading to smaller auctions of Treasury securities and less new supply. The Treasury also discontinued two regularly scheduled auctions of 10-year notes, dropping the number of auctions from six per year to four.

    On the demand side, equity investors looked to the Treasury market for a " safe haven" from increased stock market volatility late in the period. In addition, foreign investors were attracted to Treasury securities by their relatively high interest rates and the strong U.S. dollar. Interest rates fell in Europe and parts of Asia, and remained low in Japan.

    REPRESENTATIVE RETURNS FOR ZEROS (year ended 9/30/97)

        11/15/00 coupon STRIPS .............  8.15%
        11/15/05 coupon STRIPS ............. 12.28%
        11/15/10 coupon STRIPS ............. 16.27%
        11/15/15 coupon STRIPS ............. 20.30%
        11/15/20 coupon STRIPS ............. 23.89%
        08/15/25 coupon STRIPS ............. 21.58%

Source: Bloomberg Financial Markets


4      MARKET PERSPECTIVE                     AMERICAN CENTURY INVESTMENTS

                         TARGET MATURITIES TRUST: 2000

                                                                       AVERAGE ANNUAL RETURNS
                                          6 MONTHS     1 YEAR      3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1997

Target Maturities Trust: 2000 ............. 5.49%       7.64%       8.74%      6.72%      11.43%

11/15/00 Maturity
STRIPS Issue .............................. 5.68%       8.15%       9.25%      7.10%      11.89%

Merrill Lynch Long-Term
Treasury Index ............................11.52%      13.17%      12.47%      8.88%      11.36%

See pages 48-49 for more information about returns, the comparative index and the fund's benchmark.


[mountain graph - data below]

Growth of $10,000 Over Ten Years
$10,000 investment made 9/30/87
Value on 9/30/97
                                     11/15/00         Merrill Lynch
               Target: 2000        STRIPS Issue      Long-Term Index
Sep-87            $10,000             $10,000             $10,000
Oct-87            $10,995             $11,026             $10,735
Nov-87            $11,022             $10,963             $10,740
Dec-87            $11,434             $11,298             $10,954
Jan-88            $12,196             $12,248             $11,616
Feb-88            $12,456             $12,504             $11,759
Mar-88            $11,925             $11,914             $11,394
Apr-88            $11,681             $11,630             $11,211
May-88            $11,393             $11,490             $11,014
Jun-88            $12,051             $12,139             $11,478
Jul-88            $11,774             $11,775             $11,261
Aug-88            $11,811             $11,874             $11,304
Sep-88            $12,425             $12,460             $11,731
Oct-88            $12,899             $12,952             $12,076
Nov-88            $12,576             $12,634             $11,812
Dec-88            $12,748             $12,684             $11,962
Jan-89            $13,074             $13,194             $12,204
Feb-89            $12,631             $12,729             $11,959
Mar-89            $12,806             $12,871             $12,086
Apr-89            $13,228             $13,265             $12,370
May-89            $13,750             $13,849             $12,862
Jun-89            $14,683             $14,794             $13,591
Jul-89            $15,060             $15,123             $13,901
Aug-89            $14,617             $14,693             $13,531
Sep-89            $14,679             $14,742             $13,583
Oct-89            $15,245             $15,394             $14,128
Nov-89            $15,372             $15,527             $14,243
Dec-89            $15,273             $15,511             $14,223
Jan-90            $14,600             $14,835             $13,738
Feb-90            $14,590             $14,779             $13,679
Mar-90            $14,607             $14,762             $13,643
Apr-90            $14,137             $14,311             $13,293
May-90            $14,806             $15,040             $13,914
Jun-90            $15,166             $15,401             $14,231
Jul-90            $15,324             $15,592             $14,377
Aug-90            $14,635             $14,881             $13,755
Sep-90            $14,789             $15,012             $13,931
Oct-90            $15,204             $15,531             $14,242
Nov-90            $15,877             $16,188             $14,833
Dec-90            $16,237             $16,567             $15,142
Jan-91            $16,360             $16,744             $15,313
Feb-91            $16,422             $16,676             $15,373
Mar-91            $16,497             $16,800             $15,423
Apr-91            $16,734             $17,124             $15,627
May-91            $16,710             $17,023             $15,626
Jun-91            $16,597             $16,916             $15,503
Jul-91            $16,844             $17,196             $15,730
Aug-91            $17,520             $17,825             $16,279
Sep-91            $18,069             $18,457             $16,787
Oct-91            $18,226             $18,512             $16,841
Nov-91            $18,446             $18,867             $16,923
Dec-91            $19,592             $20,044             $17,933
Jan-92            $18,789             $19,209             $17,350
Feb-92            $18,909             $19,319             $17,473
Mar-92            $18,648             $19,014             $17,281
Apr-92            $18,642             $19,135             $17,287
May-92            $19,153             $19,552             $17,742
Jun-92            $19,657             $20,066             $17,996
Jul-92            $20,535             $20,965             $18,731
Aug-92            $20,786             $21,271             $18,890
Sep-92            $21,324             $21,831             $19,179
Oct-92            $20,796             $21,258             $18,798
Nov-92            $20,686             $21,153             $18,856
Dec-92            $21,252             $21,721             $19,357
Jan-93            $21,914             $22,421             $19,930
Feb-93            $22,707             $23,234             $20,591
Mar-93            $22,810             $23,377             $20,646
Apr-93            $23,036             $23,613             $20,797
May-93            $22,964             $23,532             $20,874
Jun-93            $23,849             $24,436             $21,751
Jul-93            $23,935             $24,531             $22,087
Aug-93            $24,652             $25,265             $22,972
Sep-93            $24,834             $25,480             $23,074
Oct-93            $24,847             $25,454             $23,217
Nov-93            $24,405             $25,015             $22,625
Dec-93            $24,539             $25,151             $22,692
Jan-94            $25,026             $25,666             $23,244
Feb-94            $24,158             $24,790             $22,273
Mar-94            $23,328             $23,927             $21,364
Apr-94            $23,022             $23,599             $21,036
May-94            $23,039             $23,637             $20,934
Jun-94            $22,906             $23,516             $20,747
Jul-94            $23,372             $24,011             $21,402
Aug-94            $23,448             $24,087             $21,269
Sep-94            $22,961             $23,588             $20,625
Oct-94            $22,827             $23,473             $20,533
Nov-94            $22,672             $23,322             $20,642
Dec-94            $22,847             $23,496             $21,005
Jan-95            $23,345             $24,054             $21,541
Feb-95            $24,082             $24,853             $22,147
Mar-95            $24,178             $24,946             $22,307
Apr-95            $24,580             $25,350             $22,701
May-95            $25,835             $26,664             $24,456
Jun-95            $26,065             $26,886             $24,751
Jul-95            $25,904             $26,758             $24,365
Aug-95            $26,158             $27,026             $24,890
Sep-95            $26,367             $27,182             $25,340
Oct-95            $26,775             $27,681             $26,085
Nov-95            $27,242             $28,176             $26,725
Dec-95            $27,585             $28,514             $27,447
Jan-96            $27,853             $28,845             $27,432
Feb-96            $27,338             $28,300             $26,094
Mar-96            $27,005             $27,977             $25,597
Apr-96            $26,755             $27,700             $25,170
May-96            $26,635             $27,597             $25,049
Jun-96            $26,967             $27,948             $25,557
Jul-96            $27,029             $28,027             $25,557
Aug-96            $27,002             $27,992             $25,246
Sep-96            $27,428             $28,443             $25,937
Oct-96            $27,985             $29,070             $26,948
Nov-96            $28,416             $29,489             $27,834
Dec-96            $28,135             $29,216             $27,175
Jan-97            $28,225             $29,322             $26,999
Feb-97            $28,228             $29,322             $26,962
Mar-97            $27,988             $29,106             $26,321
Apr-97            $28,321             $29,455             $26,961
May-97            $28,530             $29,689             $27,250
Jun-97            $28,773             $29,955             $27,764
Jul-97            $29,386             $30,579             $29,369
Aug-97            $29,207             $30,413             $28,550
Sep-97            $29,523             $30,760             $29,353

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

PORTFOLIO AT A GLANCE
                                      9/30/97             9/30/96

Number of Securities                    31                  33

Anticipated Growth Rate                5.24%               5.75%

Weighted Average Maturity Date       11/14/00            11/23/00

Anticipated Value at Maturity
(AVM--see graph on next page)         $101.13             $101.10

Expense Ratio                          0.56%               0.53%

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.


ANNUAL REPORT                         TARGET MATURITIES TRUST: 2000       5


                         TARGET MATURITIES TRUST: 2000

MANAGEMENT Q & A

    An interview with Dave Schroeder, a portfolio manager on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 1997?

    The fund rebounded from a slight loss in the first quarter of 1997 to post a 7.64% total return for the one-year period. The fund's returns reflect favorable market conditions in the second half of the period as well as the fund's position at the short end of the maturity spectrum, where interest rate fluctuations have significantly less impact on performance than at the long end of the market.

    The fund's benchmark, a coupon STRIPS issue maturing on November 15, 2000, returned 8.15% for the period. The fund typically underperforms its benchmark by around 60 basis points because the benchmark is a security, not a mutual fund. Though the fund's portfolio is managed to mimic the performance of the security, the fund is subject to operating expenses (such as transaction costs and management fees), while the benchmark is not. The roughly 60-basis-point difference in performance is approximately equivalent to the fund's expense ratio.

WHAT CHANGES HAVE OCCURRED IN THE FUND'S PORTFOLIO SINCE THE SEMIANNUAL REPORT?

    In spite of the fund's positive investment returns, the fund's net assets declined from $258.4 million on March 31 to $248.4 million on September 30, reflecting shareholder withdrawals during the period. To meet these redemptions, we sold some of the fund's lower-yielding, shorter-maturity STRIPS. That's why the number of securities and the percentage of

[line graph - data below]

Target 2000: Share Price vs. Anticipated Value at Maturity
             Actual Share Price            Anticipated Value at Maturity
               (Historical)                   (Estimated Share Price)
'85               26.77                                100
'86               35.44                                100
'87               33.33                                98.69
'88               37.16                                97.43
'89               44.52                                96.21
'90               47.33                                97.59
'91               57.11                                98.91
'92               61.947                               101.16
'93               71.526                               100.708
'94               66.598                               100.829
'95               80.408                               100.992
'96               79.947                               101.102
'97               86.06                                101.13
'98
'99
'00

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 49), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM.

While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.


6      TARGET MATURITIES TRUST: 2000          AMERICAN CENTURY INVESTMENTS


                         TARGET MATURITIES TRUST: 2000

STRIPS holdings declined during the period. (See the "Portfolio at a Glance" chart on page 5 and the graphs below.)

    A benefit of selling the lower-yielding, shorter- maturity STRIPS is also shown in the "Portfolio at a Glance" chart on page 5 -- the fund's anticipated value at maturity (AVM) increased during the period.

WHAT'S YOUR OUTLOOK FOR THE TREASURY MARKET?

    It might not appear obvious because of the volatility we've seen, but the Treasury market has been trading in a range since early 1996. During this time, the 30-year Treasury bond yield has stayed between 6.25% and 7.25%. Bond yields ended the fiscal year at the low end of this range. The strength of the U.S. economy has kept interest rates from falling below 6%, but low U.S. inflation and relatively passive monetary policy by the Federal Reserve (the Fed) have kept rates from rising much higher than 7%.

    As 1997 draws to a close, we remain in this contradictory environment of strong economic growth and low inflation. These two conditions can't co-exist forever--something has to give. But until this situation is resolved, bond yields aren't likely to break significantly out of the range they've established. They won't drop dramatically unless there are consistent signs of economic weakness, and they aren't likely to rise unless the market anticipates an interest rate hike by the Fed.

    That expectation doesn't exist yet. As of early November, the federal funds rate futures contract didn't have a Fed interest rate increase priced into it until May of next year! Not only has the Fed not seen enough evidence yet of inflation, it also has its hands tied by currency turmoil overseas. We believe the Fed is unlikely to make any dramatic interest rate moves because higher U.S. interest rates could cause further devaluations of already weak overseas currencies.

    Supply and demand factors should also lend support to the Treasury market. A smaller federal budget deficit means we should see lower levels of Treasury debt issuance going forward. That would likely bolster prices and help keep yields down.

    The bottom line is: We expect Treasury yields to remain in the lower half of their recent range until a clearer direction for the U.S. economy emerges.

WHAT IS YOUR STRATEGY GOING FORWARD?

    To help the fund reach its AVM, we will likely continue to keep its maturity date close to the November 15, 2000 maturity date of its benchmark. Although there can be no assurances that the fund will reach its AVM, we manage the fund to reach or exceed this value at maturity.

    We will also continue looking for opportunities to improve the fund's liquidity by replacing receipt zeros (such as TRs and CATS) with STRIPS when we can do so without sacrificing yield. We will likely continue to use STRIPS to meet the fund's cash flow needs.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
STRIPS         62%
TRs            28%
Other          10%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
STRIPS         66%
TRs            26%
Other           8%


ANNUAL REPORT                         TARGET MATURITIES TRUST: 2000       7


                            SCHEDULE OF INVESTMENTS
                         TARGET MATURITIES TRUST: 2000

SEPTEMBER 30, 1997

Principal Amount                                                  Value
--------------------------------------------------------------------------------

ZERO-COUPON U.S. TREASURY SECURITIES(1)

             $      71,250  CUBES, 5.85%, 8/15/99              $         63,965

                    75,000  ETR, 5.97%, 11/15/99                         66,198

                   153,000  STRIPS -- COUPON, 5.83%,
                                11/15/99                                135,433

                 2,836,700  TBR, 5.98%, 11/15/99                      2,503,248

                   424,800  TR, 5.90%, 11/15/99                         375,484

                   133,000  CATS, 5.92%, 2/15/00                        115,810

                    88,125  CUBES, 5.94%, 2/15/00                        76,700

                13,069,000  STRIPS -- PRINCIPAL, 5.87%,
                                2/15/00                              11,394,259

                   306,945  TBR, 6.01%, 2/15/00                         266,719

                30,036,209  TR, 5.93%, 2/15/00                       26,147,994

                   149,000  CATS, 5.92%, 5/15/00                        127,863

                 5,850,000  CUBES, 6.01%, 5/15/00                     5,008,638

                 1,494,525  TBR, 6.01%, 5/15/00                       1,279,579

                36,467,000  STRIPS -- PRINCIPAL, 5.91%,
                                8/15/00                              30,853,651

                   894,045  TBR, 6.05%, 8/15/00                         753,477

                 3,932,000  COUGAR, 6.03%, 11/15/00                   3,266,297

                   410,625  CUBES, 5.99%, 11/15/00                      341,518

                66,391,000  STRIPS -- PRINCIPAL, 5.92%,
                                11/15/00                             55,343,367

                 3,754,000  TIGR, 5.97%, 11/15/00                     3,124,110

                 2,252,886  TR, 5.98%, 11/15/00                       1,874,302

                    75,000  CATS, 6.02%, 2/15/01                         61,414

                25,000,000  STRIPS -- COUPON, 5.96%,
                                2/15/01                              20,511,548

                27,184,000  STRIPS -- PRINCIPAL, 5.95%,
                                2/15/01                              22,307,089

                 4,657,000  TIGR, 6.02%, 2/15/01                      3,813,392

                20,422,328  TR, 6.03%, 2/15/01                       16,717,383

                 1,400,000  COUGAR, 6.10%, 5/15/01                    1,126,360

                 1,496,250  CUBES, 6.125%, 5/15/01                    1,202,529

                    44,000  TIGR, 6.04%, 5/15/01                         35,475

                24,350,000  TR, 6.05%, 5/15/01                       19,625,089

                18,450,000  STRIPS -- PRINCIPAL, 6.01%,
                                8/15/01                              14,669,468

                 7,060,020  TR, 6.07%, 8/15/01                        5,601,781
                                                             -------------------

TOTAL INVESTMENT SECURITIES--100.0%                                $248,790,140
                                                             ===================
   (Cost $241,245,778)

NOTES TO SCHEDULE OF INVESTMENTS

CATS = Certificates of Accrual of Treasury Securities

COUGAR = Coupons on Underlying Government Securities

CUBES = Coupons Under Book Entry Safekeeping

ETR = Easy Growth Treasury Receipts

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TBR = Treasury Bond Receipts

TIGR = Treasury Investment Growth Receipts

TR = Treasury Receipts

(1) The effective yield to maturity at September 30, 1997 is indicated. These securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


8      TARGET MATURITIES TRUST: 2000          AMERICAN CENTURY INVESTMENTS


                         TARGET MATURITIES TRUST: 2005

                                                                       AVERAGE ANNUAL RETURNS
                                          6 MONTHS     1 YEAR      3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1997

Target Maturities Trust: 2005 ............ 10.23%      11.60%      12.58%      9.40%      13.66%

11/15/05 Maturity
STRIPS Issue ............................. 10.51%      12.28%      13.24%      9.72%      13.97%

Merrill Lynch Long-Term
Treasury Index ........................... 11.52%      13.17%      12.47%      8.88%      11.36%

See pages 48-49 for more information about returns, the comparative index and the fund's benchmark.

[mountain graph - data below]

Growth of $10,000 Over Ten Years

$10,000 investment made 9/30/87
Value on 9/30/97
                                      11/15/05         Merrill Lynch
               Target: 2005         STRIPS Issue      Long-Term Index
Sep-87            $10,000             $10,000             $10,000
Oct-87            $11,378             $11,411             $10,735
Nov-87            $11,372             $11,286             $10,740
Dec-87            $11,868             $11,792             $10,954
Jan-88            $13,006             $13,155             $11,616
Feb-88            $13,235             $13,274             $11,759
Mar-88            $12,298             $12,373             $11,394
Apr-88            $11,991             $11,890             $11,211
May-88            $11,584             $11,672             $11,014
Jun-88            $12,677             $12,717             $11,478
Jul-88            $12,091             $12,089             $11,261
Aug-88            $12,164             $12,191             $11,304
Sep-88            $12,917             $12,987             $11,731
Oct-88            $13,648             $13,720             $12,076
Nov-88            $13,179             $13,270             $11,812
Dec-88            $13,586             $13,607             $11,962
Jan-89            $13,993             $14,139             $12,204
Feb-89            $13,497             $13,675             $11,959
Mar-89            $13,709             $13,911             $12,086
Apr-89            $14,155             $14,320             $12,370
May-89            $14,863             $15,132             $12,862
Jun-89            $16,213             $16,380             $13,591
Jul-89            $16,453             $16,570             $13,901
Aug-89            $15,912             $15,946             $13,531
Sep-89            $15,956             $16,001             $13,583
Oct-89            $16,860             $17,010             $14,128
Nov-89            $17,044             $17,200             $14,243
Dec-89            $16,832             $17,046             $14,223
Jan-90            $15,711             $15,893             $13,738
Feb-90            $15,572             $15,782             $13,679
Mar-90            $15,544             $15,680             $13,643
Apr-90            $14,875             $14,906             $13,293
May-90            $15,901             $16,102             $13,914
Jun-90            $16,392             $16,648             $14,231
Jul-90            $16,447             $16,698             $14,377
Aug-90            $15,276             $15,389             $13,755
Sep-90            $15,471             $15,585             $13,931
Oct-90            $15,901             $16,101             $14,242
Nov-90            $17,016             $17,274             $14,833
Dec-90            $17,434             $17,723             $15,142
Jan-91            $17,552             $17,924             $15,313
Feb-91            $17,641             $17,785             $15,373
Mar-91            $17,669             $17,878             $15,423
Apr-91            $17,953             $18,136             $15,627
May-91            $17,830             $17,987             $15,626
Jun-91            $17,602             $17,807             $15,503
Jul-91            $17,914             $18,217             $15,730
Aug-91            $18,801             $18,979             $16,279
Sep-91            $19,593             $19,879             $16,787
Oct-91            $19,565             $19,771             $16,841
Nov-91            $19,671             $19,923             $16,923
Dec-91            $21,177             $21,534             $17,933
Jan-92            $20,262             $20,605             $17,350
Feb-92            $20,368             $20,702             $17,473
Mar-92            $20,006             $20,253             $17,281
Apr-92            $19,844             $20,071             $17,287
May-92            $20,586             $20,812             $17,742
Jun-92            $20,948             $21,147             $17,996
Jul-92            $22,181             $22,378             $18,731
Aug-92            $22,387             $22,607             $18,890
Sep-92            $22,967             $23,241             $19,179
Oct-92            $22,259             $22,488             $18,798
Nov-92            $22,331             $22,577             $18,856
Dec-92            $23,201             $23,497             $19,357
Jan-93            $23,960             $24,316             $19,930
Feb-93            $25,215             $25,554             $20,591
Mar-93            $25,165             $25,587             $20,646
Apr-93            $25,510             $25,919             $20,797
May-93            $25,533             $26,023             $20,874
Jun-93            $27,111             $27,633             $21,751
Jul-93            $27,479             $28,010             $22,087
Aug-93            $28,622             $29,183             $22,972
Sep-93            $28,912             $29,605             $23,074
Oct-93            $29,052             $29,692             $23,217
Nov-93            $27,981             $28,560             $22,625
Dec-93            $28,204             $28,796             $22,692
Jan-94            $29,180             $29,738             $23,244
Feb-94            $27,529             $28,100             $22,273
Mar-94            $26,146             $26,430             $21,364
Apr-94            $25,884             $26,024             $21,036
May-94            $25,739             $25,904             $20,934
Jun-94            $25,482             $25,652             $20,747
Jul-94            $26,280             $26,504             $21,402
Aug-94            $26,219             $26,479             $21,269
Sep-94            $25,226             $25,455             $20,625
Oct-94            $25,031             $25,314             $20,533
Nov-94            $25,220             $25,479             $20,642
Dec-94            $25,694             $25,983             $21,005
Jan-95            $26,341             $26,682             $21,541
Feb-95            $27,306             $27,668             $22,147
Mar-95            $27,535             $27,912             $22,307
Apr-95            $28,115             $28,515             $22,701
May-95            $30,574             $31,040             $24,456
Jun-95            $30,965             $31,440             $24,751
Jul-95            $30,385             $30,893             $24,365
Aug-95            $31,021             $31,545             $24,890
Sep-95            $31,573             $32,113             $25,340
Oct-95            $32,354             $32,942             $26,085
Nov-95            $33,279             $33,900             $26,725
Dec-95            $34,083             $34,735             $27,447
Jan-96            $34,127             $34,813             $27,432
Feb-96            $32,526             $33,172             $26,094
Mar-96            $31,924             $32,591             $25,597
Apr-96            $31,277             $31,888             $25,170
May-96            $31,043             $31,663             $25,049
Jun-96            $31,645             $32,325             $25,557
Jul-96            $31,690             $32,347             $25,557
Aug-96            $31,394             $32,039             $25,246
Sep-96            $32,254             $32,917             $25,937
Oct-96            $33,416             $34,225             $26,948
Nov-96            $34,498             $35,244             $27,834
Dec-96            $33,660             $34,381             $27,175
Jan-97            $33,542             $34,334             $26,999
Feb-97            $33,509             $34,273             $26,962
Mar-97            $32,654             $33,445             $26,321
Apr-97            $33,409             $34,224             $26,961
May-97            $33,799             $34,611             $27,250
Jun-97            $34,296             $35,204             $27,764
Jul-97            $35,990             $36,909             $29,369
Aug-97            $35,155             $36,079             $28,550
Sep-97            $35,996             $36,959             $29,353

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.


PORTFOLIO AT A GLANCE

                                      9/30/97             9/30/96

Number of Securities                    34                  36

Anticipated Growth Rate                5.57%               6.17%

Weighted Average Maturity Date       11/16/05            11/18/05

Anticipated Value at Maturity
(AVM--see graph on next page)         $100.85             $100.71

Expense Ratio                          0.57%               0.58%

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.


ANNUAL REPORT                         TARGET MATURITIES TRUST: 2005       9


                         TARGET MATURITIES TRUST: 2005

MANAGEMENT Q & A

    An interview with Dave Schroeder, a portfolio manager on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 1997?

    The fund rebounded from a nearly 3% loss in the first quarter of 1997 to post an 11.60% total return for the one-year period. The fund's returns reflect favorable market conditions in the second half of the period as well as the fund's intermediate-term maturity, which causes its portfolio to experience less price fluctuation than bond portfolios with longer maturities.

    The fund's benchmark, a coupon STRIPS issue maturing on November 15, 2005, returned 12.28% for the period. The fund typically underperforms its benchmark by around 60 basis points because the benchmark is a security, not a mutual fund. Though the fund's portfolio is managed to mimic the performance of the security, the fund is subject to operating expenses (such as transaction costs and management fees), while the benchmark is not. The roughly 60-basis-point difference in performance is approximately equivalent to the fund's expense ratio.

WHAT CHANGES HAVE OCCURRED IN THE FUND'S PORTFOLIO SINCE THE SEMIANNUAL REPORT?

    The fund's net assets grew from $234.0 million on March 31 to $281.7 million on September 30, due to a favorable combination of cash inflows from investors and positive fund performance. We used the new money primarily to buy STRIPS, which is why the graphs on page 11 show that the fund held an increasing percentage of STRIPS and a declining

[line graph - data below]

Target 2005: Share Price vs. Anticipated Value at Maturity
             Actual Share Price            Anticipated Value at Maturity
               (Historical)                   (Estimated Share Price)
'85               16.69                                98
'86               23.74                                97
'87               21.28                                94.59
'88               24.36                                93.66
'89               30.18                                93.14
'90               31.26                                97.25
'91               37.97                                99.29
'92               41.597                               99.625
'93               50.575                               100.087
'94               46.066                               100.516
'95               61.108                               100.34
'96               57.829                               100.707
'97               64.54                                100.85
'98
'99
'00
'01
'02
'03
'04
'05

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 49), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM.

While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.


10      TARGET MATURITIES TRUST: 2005          AMERICAN CENTURY INVESTMENTS


                         TARGET MATURITIES TRUST: 2005

percentage of REFCORPs. REFCORPs typically offer higher yields than STRIPS, but the yield difference in this maturity range was narrow during the period due to strong demand. When the yield spread is small, we'd rather own STRIPS than REFCORPs because STRIPS are typically easier to buy and sell.

WHAT'S YOUR OUTLOOK FOR THE TREASURY MARKET?

    It might not appear obvious because of the volatility we've seen, but the Treasury market has been trading in a range since early 1996. During this time, the 30-year Treasury bond yield has stayed between 6.25% and 7.25%. Bond yields ended the fiscal year at the low end of this range. The strength of the U.S. economy has kept interest rates from falling below 6%, but low U.S. inflation and relatively passive monetary policy by the Federal Reserve (the Fed) have kept rates from rising much higher than 7%.

    As 1997 draws to a close, we remain in this contradictory environment of strong economic growth and low inflation. These two conditions can't co-exist forever--something has to give. But until this situation is resolved, bond yields aren't likely to break significantly out of the range they've established. They won't drop dramatically unless there are consistent signs of economic weakness, and they aren't likely to rise unless the market anticipates an interest rate hike by the Fed.

    That expectation doesn't exist yet. As of early November, the federal funds rate futures contract didn't have a Fed interest rate increase priced into it until May of next year! Not only has the Fed not seen enough evidence yet of inflation, it also has its hands tied by currency turmoil overseas. We believe the Fed is unlikely to make any dramatic interest rate moves because higher U.S. interest rates could cause further devaluations of already weak overseas currencies.

    Supply and demand factors should also lend support to the Treasury market. A smaller federal budget deficit means we should see lower levels of Treasury debt issuance going forward. That would likely bolster prices and help keep yields down.

    The bottom line is: We expect Treasury yields to remain in the lower half of their recent range until a clearer direction for the U.S. economy emerges.

WHAT IS YOUR STRATEGY GOING FORWARD?

    To help the fund reach its anticipated value at maturity (AVM), we will likely continue to keep its maturity date close to the November 15, 2005 maturity date of its benchmark. Although there can be no assurances that the fund will reach its AVM, we manage the fund to reach or exceed this value at maturity.

    We will also continue looking for opportunities to improve the fund's liquidity and yield by replacing receipt zeros (such as TRs and CATS) with REFCORPs and STRIPS.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
STRIPS            41%
REFCORPs          40%
CATS               8%
TRs                6%
Other              5%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
REFCORPs          43%
STRIPS            36%
CATS               9%
TRs                6%
Other              6%


ANNUAL REPORT                         TARGET MATURITIES TRUST: 2005       11


                            SCHEDULE OF INVESTMENTS
                         TARGET MATURITIES TRUST: 2005

SEPTEMBER 30, 1997

Principal Amount                                                       Value
--------------------------------------------------------------------------------

ZERO-COUPON U.S. TREASURY SECURITIES(1)

              $    693,750  CUBES, 6.35%, 11/15/04              $      444,468

                    87,000  ETR, 6.34%, 11/15/04                        55,777

                    27,000  TIGR, 6.25%, 11/15/04                       17,418

                11,500,000  REFCORP STRIPS -- COUPON,
                                6.27%, 1/15/05                       7,333,136

                15,000,000  STRIPS -- COUPON, 6.19%,
                                2/15/05                              9,569,926

                 3,200,000  U.S. Treasury Corpus, 6.42%,
                                2/15/10, Call Date 2/15/05           2,008,299

                 4,615,672  CUBES, 6.30%, 5/15/05                    2,877,815

                 1,000,000  ETR, 6.37%, 5/15/05                        620,271

                17,144,000  STRIPS -- COUPON, 6.21%,
                                5/15/05                             10,760,415

                38,559,000  STRIPS -- PRINCIPAL, 6.23%,
                                5/15/05                             24,165,764

                   428,750  TBR, 6.39%, 5/15/05                        265,549

                 6,450,000  TR, 6.375%, 5/15/10, Call Date
                                5/15/05                              3,997,796

                12,500,000  REFCORP STRIPS -- COUPON,
                                6.30%, 7/15/05                       7,711,024

                59,500,000  STRIPS -- PRINCIPAL, 6.21%,
                                 8/15/05                            36,764,905

                40,000,000  REFCORP STRIPS -- COUPON,
                                6.31%, 10/15/05                     24,276,351

                   170,000  CATS, 6.28%, 11/15/05                      102,880

                   491,519  CUBES, 6.30%, 11/15/05                     296,988

                 5,000,000  STRIPS -- COUPON, 6.21%,
                                11/15/05                             3,042,612

                 2,247,000  TBR, 6.39%, 11/15/05                     1,348,106

                10,900,000  U.S. Treasury Corpus, 6.44%,
                                11/15/10, Call Date 11/15/05         6,513,864

                46,429,000  REFCORP STRIPS -- COUPON,
                                6.31%, 1/15/06                      27,744,265

                45,056,000  STRIPS -- COUPON, 6.25%,
                                2/15/06                             26,924,968

                19,415,340  TR, 6.33%, 2/15/06                      11,527,294

                56,800,000  REFCORP STRIPS -- COUPON,
                                6.32%, 4/15/06                      33,390,430

                   107,000  CATS, 6.33%, 5/15/06                        62,521

                38,699,000  CATS, 6.43%, 5/15/11, Call Date
                                5/15/06                             22,423,885

                   566,500  CUBES, 6.35%, 5/15/06                      330,456


Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $  4,718,000  STRIPS -- COUPON, 6.26%,
                                5/15/06                         $    2,772,931

                   410,000  TBR, 6.44%, 5/15/06                        237,374

                   146,346  TR, 6.34%, 5/15/06                          85,439

                 1,000,000  TR, 6.43%, 5/15/11, Call Date
                                5/15/06                                579,444

                11,428,000  REFCORP STRIPS -- COUPON,
                                6.33%, 7/15/06                       6,608,820

                 2,000,000  STRIPS -- COUPON, 6.28%,
                                8/15/06                              1,156,001

                 1,299,780  TR, 6.36%, 8/15/06                         746,122
                                                                ----------------

TOTAL INVESTMENT SECURITIES--100.0%                               $276,763,314
                                                                ================
   (Cost $257,998,629)

NOTES TO SCHEDULE OF INVESTMENTS

CATS = Certificates of Accrual of Treasury Securities

CUBES = Coupons Under Book Entry Safekeeping

ETR = Easy Growth Treasury Receipts

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TBR = Treasury Bond Receipts

TIGR = Treasury Investment Growth Receipts

TR = Treasury Receipts

(1) The effective yield to maturity at September 30, 1997 is indicated. These securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


12      TARGET MATURITIES TRUST: 2005          AMERICAN CENTURY INVESTMENTS


                         TARGET MATURITIES TRUST: 2010

                                                                        AVERAGE ANNUAL RETURNS
                                           6 MONTHS     1 YEAR      3 YEARS     5 YEARS    10
YEARS
----------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1997

Target Maturities Trust: 2010 ............. 14.19%      15.75%      15.79%      11.50%      15.10%

11/15/10 Maturity
STRIPS Issue .............................. 14.70%      16.27%      16.85%      12.21%      15.64%

Merrill Lynch Long-Term
Treasury Index ............................ 11.52%      13.17%      12.47%       8.88%      11.36%

See pages 48-49 for more information about returns, the comparative index and the fund's benchmark.


[mountain graph - data below]

Growth of $10,000 Over Ten Years
$10,000 investment made 9/30/87
Value on 9/30/97
                                      11/15/10         Merrill Lynch
               Target: 2010         STRIPS Issue      Long-Term Index

Sep-87            $10,000             $10,000             $10,000
Oct-87            $11,784             $11,706             $10,735
Nov-87            $11,867             $11,721             $10,740
Dec-87            $12,415             $12,287             $10,954
Jan-88            $13,817             $14,014             $11,616
Feb-88            $14,216             $14,240             $11,759
Mar-88            $12,822             $13,011             $11,394
Apr-88            $12,382             $12,336             $11,211
May-88            $11,809             $11,914             $11,014
Jun-88            $13,029             $13,219             $11,478
Jul-88            $12,315             $12,357             $11,261
Aug-88            $12,349             $12,435             $11,304
Sep-88            $13,328             $13,435             $11,731
Oct-88            $14,166             $14,392             $12,076
Nov-88            $13,610             $13,840             $11,812
Dec-88            $14,365             $14,267             $11,962
Jan-89            $14,780             $15,053             $12,204
Feb-89            $13,975             $14,237             $11,959
Mar-89            $14,307             $14,554             $12,086
Apr-89            $14,805             $15,113             $12,370
May-89            $15,942             $16,268             $12,862
Jun-89            $17,685             $18,151             $13,591
Jul-89            $17,892             $18,273             $13,901
Aug-89            $17,062             $17,341             $13,531
Sep-89            $17,087             $17,489             $13,583
Oct-89            $18,266             $18,754             $14,128
Nov-89            $18,523             $18,952             $14,243
Dec-89            $18,390             $18,880             $14,223
Jan-90            $16,763             $17,107             $13,738
Feb-90            $16,523             $16,946             $13,679
Mar-90            $16,390             $16,830             $13,643
Apr-90            $15,544             $15,794             $13,293
May-90            $16,871             $17,551             $13,914
Jun-90            $17,535             $18,302             $14,231
Jul-90            $17,427             $18,292             $14,377
Aug-90            $15,685             $16,056             $13,755
Sep-90            $15,917             $16,417             $13,931
Oct-90            $16,448             $16,902             $14,242
Nov-90            $17,959             $18,448             $14,833
Dec-90            $18,440             $18,938             $15,142
Jan-91            $18,730             $19,071             $15,313
Feb-91            $18,714             $18,869             $15,373
Mar-91            $18,739             $18,995             $15,423
Apr-91            $18,988             $19,351             $15,627
May-91            $18,896             $19,128             $15,626
Jun-91            $18,465             $18,757             $15,503
Jul-91            $18,780             $19,149             $15,730
Aug-91            $19,909             $20,266             $16,279
Sep-91            $20,813             $21,289             $16,787
Oct-91            $20,647             $21,122             $16,841
Nov-91            $20,481             $20,875             $16,923
Dec-91            $22,324             $22,813             $17,933
Jan-92            $21,320             $21,791             $17,350
Feb-92            $21,469             $21,925             $17,473
Mar-92            $21,062             $21,495             $17,281
Apr-92            $20,739             $21,145             $17,287
May-92            $21,668             $22,092             $17,742
Jun-92            $21,784             $22,170             $17,996
Jul-92            $23,137             $23,532             $18,731
Aug-92            $23,237             $23,606             $18,890
Sep-92            $23,676             $24,050             $19,179
Oct-92            $23,104             $23,460             $18,798
Nov-92            $23,402             $23,823             $18,856
Dec-92            $24,506             $24,951             $19,357
Jan-93            $25,270             $25,712             $19,930
Feb-93            $26,705             $27,221             $20,591
Mar-93            $26,598             $27,167             $20,646
Apr-93            $26,855             $27,331             $20,797
May-93            $27,062             $27,577             $20,874
Jun-93            $29,087             $29,685             $21,751
Jul-93            $30,124             $30,765             $22,087
Aug-93            $31,627             $32,316             $22,972
Sep-93            $31,635             $32,380             $23,074
Oct-93            $32,041             $32,871             $23,217
Nov-93            $30,805             $31,572             $22,625
Dec-93            $30,946             $31,726             $22,692
Jan-94            $32,224             $33,041             $23,244
Feb-94            $29,983             $30,728             $22,273
Mar-94            $28,141             $28,827             $21,364
Apr-94            $27,668             $28,221             $21,036
May-94            $27,178             $27,763             $20,934
Jun-94            $26,763             $27,350             $20,747
Jul-94            $28,058             $28,711             $21,402
Aug-94            $27,627             $28,305             $21,269
Sep-94            $26,282             $26,813             $20,625
Oct-94            $26,066             $26,666             $20,533
Nov-94            $26,539             $27,176             $20,642
Dec-94            $27,369             $28,054             $21,005
Jan-95            $28,191             $28,965             $21,541
Feb-95            $29,112             $29,919             $22,147
Mar-95            $29,394             $30,248             $22,307
Apr-95            $30,083             $30,998             $22,701
May-95            $33,452             $34,565             $24,456
Jun-95            $34,058             $35,226             $24,751
Jul-95            $33,178             $34,318             $24,365
Aug-95            $34,124             $35,340             $24,890
Sep-95            $34,971             $36,265             $25,340
Oct-95            $36,315             $37,772             $26,085
Nov-95            $37,577             $39,059             $26,725
Dec-95            $38,888             $40,488             $27,447
Jan-96            $38,672             $40,213             $27,432
Feb-96            $35,925             $37,360             $26,094
Mar-96            $35,012             $36,430             $25,597
Apr-96            $33,975             $35,283             $25,170
May-96            $33,710             $35,101             $25,049
Jun-96            $34,697             $36,186             $25,557
Jul-96            $34,714             $36,163             $25,557
Aug-96            $34,033             $35,436             $25,246
Sep-96            $35,245             $36,789             $25,937
Oct-96            $37,063             $38,754             $26,948
Nov-96            $38,757             $40,461             $27,834
Dec-96            $37,513             $39,133             $27,175
Jan-97            $37,074             $38,678             $26,999
Feb-97            $37,033             $38,622             $26,962
Mar-97            $35,730             $37,293             $26,321
Apr-97            $36,766             $38,455             $26,961
May-97            $37,240             $38,927             $27,250
Jun-97            $38,052             $39,870             $27,764
Jul-97            $40,914             $42,874             $29,369
Aug-97            $39,388             $41,215             $28,550
Sep-97            $40,797             $42,776             $29,353

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.


PORTFOLIO AT A GLANCE

                                      9/30/97              9/30/96

Number of Securities                     16                  16

Anticipated Growth Rate                 5.80%               6.44%

Weighted Average Maturity Date        10/03/10             8/29/10

Anticipated Value at Maturity
(AVM--see graph on next page)          $103.40             $102.53

Expense Ratio                           0.62%               0.67%

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.


ANNUAL REPORT                         TARGET MATURITIES TRUST: 2010       13


                         TARGET MATURITIES TRUST: 2010

MANAGEMENT Q & A

    An interview with Dave Schroeder, a portfolio manager on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 1997?

    The fund rebounded from a nearly 5% loss in the first quarter of 1997 to post a 15.75% total return for the one-year period. The fund's returns reflect favorable market conditions in the second half of the period as well as the fund's intermediate-term maturity, which causes its portfolio to experience less price fluctuation than bond portfolios with longer maturities.

    The fund's benchmark, a coupon STRIPS issue maturing on November 15, 2010, returned 16.27% for the period. The fund typically underperforms its benchmark by around 60 basis points because the benchmark is a security, not a mutual fund. Though the fund's portfolio is managed to mimic the performance of the security, the fund is subject to operating expenses (such as transaction costs and management fees), while the benchmark is not. The roughly 60-basis-point difference in performance is approximately equivalent to the fund's expense ratio.

WHAT CHANGES HAVE OCCURRED IN THE FUND'S PORTFOLIO SINCE THE SEMIANNUAL REPORT?

    The fund's net assets grew from $100.7 million on March 31 to $124.8 million on September 30, due to a favorable combination of cash inflows from investors and positive fund performance. We used the new money primarily to buy STRIPS, which is why the graphs on page 15 show that the fund held an increasing percentage of STRIPS and a declining


[line graph - data below]

Target 2010: Share Price vs. Anticipated Value at Maturity
             Actual Share Price            Anticipated Value at Maturity
               (Historical)                   (Estimated Share Price)

'85               11.43                                97
'86               17.65                                97
'87               14.96                                95.27
'88               17.31                                97.13
'89               22.16                                96.66
'90               22.22                                97.52
'91               26.9                                 98.97
'92               29.534                               100.179
'93               37.292                               100.874
'94               32.981                               101.78
'95               46.864                               101.788
'96               42.474                               102.529
'97               49.16                                103.4
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10


The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 49), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM.

While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.


14      TARGET MATURITIES TRUST: 2010          AMERICAN CENTURY INVESTMENTS


                         TARGET MATURITIES TRUST: 2010

percentage of REFCORPs. REFCORPs typically offer higher yields than STRIPS, but the yield difference in this maturity range was narrow during the period due to strong demand. When the yield spread is small, we'd rather own STRIPS than REFCORPs because STRIPS are typically easier to buy and sell.

    The "Portfolio at a Glance" chart on page 13 shows that the fund's weighted average maturity date extended significantly. This reflects a conscious effort on our part to move the fund's maturity date closer to the November 15, 2010 maturity date of its STRIPS benchmark. The fund's portfolio is managed to mimic the performance of that zero-coupon bond as closely as possible.

WHAT'S YOUR OUTLOOK FOR THE TREASURY MARKET?

    It might not appear obvious because of the volatility we've seen, but the Treasury market has been trading in a range since early 1996. During this time, the 30-year Treasury bond yield has stayed between 6.25% and 7.25%. Bond yields ended the fiscal year at the low end of this range. The strength of the U.S. economy has kept interest rates from falling below 6%, but low U.S. inflation and relatively passive monetary policy by the Federal Reserve (the Fed) have kept rates from rising much higher than 7%.

    As 1997 draws to a close, we remain in this contradictory environment of strong economic growth and low inflation. These two conditions can't co-exist forever--something has to give. But until this situation is resolved, bond yields aren't likely to break significantly out of the range they've established. They won't drop dramatically unless there are consistent signs of economic weakness, and they aren't likely to rise unless the market anticipates an interest rate hike by the Fed.

    That expectation doesn't exist yet. As of early November, the federal funds rate futures contract didn't have a Fed interest rate increase priced into it until May of next year! Not only has the Fed not seen enough evidence yet of inflation, it also has its hands tied by currency turmoil overseas. We believe the Fed is unlikely to make any dramatic interest rate moves because higher U.S. interest rates could cause further devaluations of already weak overseas currencies.

WHAT IS YOUR STRATEGY GOING FORWARD?

    In general, we will continue to buy the highest- yielding zeros we can locate. We will also continue to move the fund's maturity date closer to the November 15, 2010 maturity date of its STRIPS benchmark. We may add REFCORPs to the fund's portfolio if their prices become more attractive and the yield spread between them and STRIPS increases. But we still plan to maintain at least 25% of the fund's assets in STRIPS to meet liquidity needs.

    We expect to continue holding the fund's principal ETRs, which were purchased in 1993 when their yield was 30 basis points higher than coupon STRIPS of comparable maturity. These securities still offer a yield that is more than 20 basis points higher than like-maturity STRIPS.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
STRIPS           48%
REFCORPs         41%
ETRs             11%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
STRIPS           44%
REFCORPs         44%
ETRs             12%

ANNUAL REPORT                         TARGET MATURITIES TRUST: 2010       15


                            SCHEDULE OF INVESTMENTS
                         TARGET MATURITIES TRUST: 2010

SEPTEMBER 30, 1997

Principal Amount                                                  Value
--------------------------------------------------------------------------------

ZERO-COUPON U.S. TREASURY SECURITIES(1)

               $28,520,000  ETR, 6.62%, 5/15/14, Call Date
                                5/15/09                           $  13,386,307

                 2,000,000  REFCORP STRIPS -- COUPON,
                                6.54%, 10/15/09                         921,681

                11,500,000  STRIPS -- PRINCIPAL, 6.50%,
                                11/15/14, Call Date
                                11/15/09                              5,299,005

                 5,772,000  REFCORP STRIPS -- COUPON,
                                6.53%, 1/15/10                        2,620,671

                30,728,000  REFCORP STRIPS -- COUPON,
                                6.55%, 4/15/10                       13,695,678

                   587,000  STRIPS -- COUPON, 6.43%,
                                5/15/10                                 264,062

                15,000,000  REFCORP STRIPS -- COUPON,
                                6.56%, 7/15/10                        6,570,690

                 3,277,000  STRIPS -- COUPON, 6.45%,
                                8/15/10                               1,448,309

                25,000,000  REFCORP STRIPS -- COUPON,
                                6.58%, 10/15/10                      10,748,536

                42,700,000  STRIPS -- COUPON, 6.46%,
                                 11/15/10                            18,539,470

                20,500,000  REFCORP STRIPS -- COUPON,
                                6.57%, 1/15/11                        8,683,575

                29,360,000  STRIPS -- COUPON, 6.47%,
                                2/15/11                              12,538,375

                18,850,000  REFCORP STRIPS -- COUPON,
                                6.57%, 4/15/11                        7,856,545

                10,000,000  STRIPS -- COUPON, 6.47%,
                                5/15/11                               4,200,398

                11,715,000  STRIPS -- COUPON, 6.48%,
                                 8/15/11                              4,839,800

                30,000,000  STRIPS -- COUPON, 6.49%,
                                11/15/11                             12,172,971
                                                             -------------------

TOTAL INVESTMENT SECURITIES--100.0%                                $123,786,073
                                                             ===================
   (Cost $112,470,517)


NOTES TO SCHEDULE OF INVESTMENTS

ETR = Easy Growth Treasury Receipts

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) The effective yield to maturity at September 30, 1997 is indicated. These securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


16      TARGET MATURITIES TRUST: 2010          AMERICAN CENTURY INVESTMENTS


                         TARGET MATURITIES TRUST: 2015

                                                                       AVERAGE ANNUAL RETURNS
                                           6 MONTHS     1 YEAR     3 YEARS     5 YEARS    10
YEARS
----------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1997

Target Maturities Trust: 2015 ............  18.81%      19.96%      18.93%     13.46%      15.56%

11/15/15 Maturity
STRIPS Issue .............................  19.29%      20.30%      19.70%     14.02%      15.64%

Merrill Lynch Long-Term
Treasury Index ...........................  11.52%      13.17%      12.47%      8.88%      11.36%

See pages 48-49 for more information about returns, the comparative index and the fund's benchmark.

[mountain graph - data below]

Growth of $10,000 Over Ten Years
$10,000 investment made 9/30/87
Value on 9/30/97
                                      11/15/15         Merrill Lynch
                Target: 2015        STRIPS Issue      Long-Term Index

Sep-87            $10,000             $10,000             $10,000
Oct-87            $11,783             $11,217             $10,735
Nov-87            $11,949             $11,302             $10,740
Dec-87            $12,591             $12,045             $10,954
Jan-88            $14,452             $13,637             $11,616
Feb-88            $14,862             $14,330             $11,759
Mar-88            $13,189             $12,775             $11,394
Apr-88            $12,392             $12,137             $11,211
May-88            $11,783             $11,305             $11,014
Jun-88            $12,901             $12,549             $11,478
Jul-88            $11,993             $11,473             $11,261
Aug-88            $11,838             $11,448             $11,304
Sep-88            $12,979             $12,631             $11,731
Oct-88            $14,031             $13,682             $12,076
Nov-88            $13,112             $12,785             $11,812
Dec-88            $13,987             $13,385             $11,962
Jan-89            $14,452             $14,234             $12,204
Feb-89            $13,787             $13,439             $11,959
Mar-89            $14,175             $13,783             $12,086
Apr-89            $14,463             $14,160             $12,370
May-89            $15,781             $15,359             $12,862
Jun-89            $18,062             $17,687             $13,591
Jul-89            $18,339             $17,985             $13,901
Aug-89            $17,353             $16,956             $13,531
Sep-89            $17,298             $16,979             $13,583
Oct-89            $18,527             $18,478             $14,128
Nov-89            $18,959             $18,643             $14,243
Dec-89            $18,671             $18,342             $14,223
Jan-90            $16,844             $16,646             $13,738
Feb-90            $16,611             $16,222             $13,679
Mar-90            $16,235             $15,898             $13,643
Apr-90            $14,928             $14,627             $13,293
May-90            $16,689             $16,286             $13,914
Jun-90            $17,342             $17,046             $14,231
Jul-90            $17,353             $17,045             $14,377
Aug-90            $15,050             $14,707             $13,755
Sep-90            $15,227             $14,915             $13,931
Oct-90            $15,836             $15,660             $14,242
Nov-90            $17,497             $17,190             $14,833
Dec-90            $18,040             $17,646             $15,142
Jan-91            $18,405             $18,069             $15,313
Feb-91            $18,250             $18,011             $15,373
Mar-91            $18,272             $18,002             $15,423
Apr-91            $18,583             $18,434             $15,627
May-91            $18,317             $17,921             $15,626
Jun-91            $17,763             $17,455             $15,503
Jul-91            $18,162             $17,962             $15,730
Aug-91            $19,491             $19,079             $16,279
Sep-91            $20,421             $20,077             $16,787
Oct-91            $20,100             $19,752             $16,841
Nov-91            $19,679             $19,249             $16,923
Dec-91            $22,093             $21,645             $17,933
Jan-92            $20,842             $20,391             $17,350
Feb-92            $21,096             $20,657             $17,473
Mar-92            $20,698             $20,244             $17,281
Apr-92            $20,277             $19,879             $17,287
May-92            $21,274             $20,885             $17,742
Jun-92            $21,130             $20,705             $17,996
Jul-92            $22,857             $22,446             $18,731
Aug-92            $22,614             $22,196             $18,890
Sep-92            $22,580             $22,191             $19,179
Oct-92            $21,960             $21,559             $18,798
Nov-92            $22,857             $22,437             $18,856
Dec-92            $23,810             $23,397             $19,357
Jan-93            $24,629             $24,223             $19,930
Feb-93            $26,024             $25,623             $20,591
Mar-93            $25,792             $25,404             $20,646
Apr-93            $26,013             $25,617             $20,797
May-93            $26,567             $26,157             $20,874
Jun-93            $28,450             $28,033             $21,751
Jul-93            $29,911             $29,502             $22,087
Aug-93            $32,436             $32,067             $22,972
Sep-93            $32,159             $31,795             $23,074
Oct-93            $32,735             $32,375             $23,217
Nov-93            $31,274             $30,879             $22,625
Dec-93            $31,074             $30,764             $22,692
Jan-94            $32,337             $32,038             $23,244
Feb-94            $29,945             $29,674             $22,273
Mar-94            $28,029             $27,694             $21,364
Apr-94            $27,331             $27,032             $21,036
May-94            $26,523             $26,246             $20,934
Jun-94            $26,002             $25,717             $20,747
Jul-94            $27,807             $27,547             $21,402
Aug-94            $26,866             $26,600             $21,269
Sep-94            $25,238             $24,934             $20,625
Oct-94            $25,150             $24,854             $20,533
Nov-94            $25,803             $25,504             $20,642
Dec-94            $26,700             $26,431             $21,005
Jan-95            $27,719             $27,507             $21,541
Feb-95            $28,472             $28,200             $22,147
Mar-95            $28,970             $28,725             $22,307
Apr-95            $29,513             $29,354             $22,701
May-95            $33,810             $33,699             $24,456
Jun-95            $34,264             $34,125             $24,751
Jul-95            $33,090             $32,973             $24,365
Aug-95            $34,618             $34,525             $24,890
Sep-95            $35,659             $35,569             $25,340
Oct-95            $37,564             $37,556             $26,085
Nov-95            $38,981             $38,906             $26,725
Dec-95            $40,775             $40,717             $27,447
Jan-96            $40,299             $40,243             $27,432
Feb-96            $36,556             $36,588             $26,094
Mar-96            $35,138             $35,171             $25,597
Apr-96            $34,053             $34,054             $25,170
May-96            $33,976             $34,005             $25,049
Jun-96            $35,039             $35,166             $25,557
Jul-96            $35,050             $35,064             $25,557
Aug-96            $33,876             $33,923             $25,246
Sep-96            $35,394             $35,548             $25,937
Oct-96            $37,751             $38,001             $26,948
Nov-96            $40,042             $40,072             $27,834
Dec-96            $38,316             $38,433             $27,175
Jan-97            $37,496             $37,685             $26,999
Feb-97            $37,496             $37,613             $26,962
Mar-97            $35,734             $35,849             $26,321
Apr-97            $37,063             $37,177             $26,961
May-97            $37,560             $37,863             $27,250
Jun-97            $38,702             $39,048             $27,764
Jul-97            $42,766             $42,986             $29,369
Aug-97            $40,495             $40,778             $28,550
Sep-97            $42,458             $42,766             $29,353


Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.


PORTFOLIO AT A GLANCE

                                      9/30/97             9/30/96

Number of Securities                    11                   12

Anticipated Growth Rate                5.93%                6.58%

Weighted Average Maturity Date       11/17/15             11/12/15

Anticipated Value at Maturity
(AVM--see graph on next page)         $110.52              $110.11

Expense Ratio                          0.61%                0.65%

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.


ANNUAL REPORT                         TARGET MATURITIES TRUST: 2015       17


                         TARGET MATURITIES TRUST: 2015

MANAGEMENT Q & A

    An interview with Dave Schroeder, a portfolio manager on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 1997?

    The fund rebounded from a nearly 7% loss in the first quarter of 1997 to post a 19.96% total return for the one-year period. The fund's returns reflect favorable market conditions in the second half of the period as well as the fund's longer-term maturity, which causes its portfolio to experience considerable price and performance fluctuations.

    The fund's benchmark, a coupon STRIPS issue maturing on November 15, 2015, returned 20.30% for the period. The fund typically underperforms its benchmark because the benchmark is a security, not a mutual fund. Though the fund's portfolio is managed to mimic the performance of the security, the fund is subject to operating expenses (such as transaction costs and management fees), while the benchmark is not. Assuming the fund's maturity date remains close to the benchmark's, the difference in performance is approximately equal to the fund's expense ratio.

WHAT CHANGES HAVE OCCURRED IN THE FUND'S PORTFOLIO SINCE THE SEMIANNUAL REPORT?

    There hasn't been much activity in this fund. The fund's net assets grew from $104.9 million on March 31 to $114.9 million on September 30, primarily because of positive fund performance. The fund's investments remained split evenly between coupon STRIPS and coupon REFCORPs, the most available securities in this maturity sector of the Treasury zero market.

[line graph - data below]

Target 2015: Share Price vs. Anticipated Value at Maturity
             Actual Share Price            Anticipated Value at Maturity
               (Historical)                   (Estimated Share Price)
'86               14.24                                101
'87               11.37                                102.86
'88               12.63                                102.75
'89               16.86                                101.77
'90               16.29                                102.24
'91               19.95                                106.05
'92               21.502                               107.792
'93               28.064                               106.952
'94               24.11                                108.832
'95               36.819                               109.462
'96               31.962                               110.109
'97               38.34                                110.52
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 49), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM.

While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.


18      TARGET MATURITIES TRUST: 2015          AMERICAN CENTURY INVESTMENTS


                         TARGET MATURITIES TRUST: 2015

WHAT'S YOUR OUTLOOK FOR THE TREASURY MARKET?

    It might not appear obvious because of the volatility we've seen, but the Treasury market has been trading in a range since early 1996. During this time, the 30-year Treasury bond yield has stayed between 6.25% and 7.25%. Bond yields ended the fiscal year at the low end of this range. The strength of the U.S. economy has kept interest rates from falling below 6%, but low U.S. inflation and relatively passive monetary policy by the Federal Reserve (the Fed) have kept rates from rising much higher than 7%.

    As 1997 draws to a close, we remain in this contradictory environment of strong economic growth and low inflation. These two conditions can't co-exist forever--something has to give. But until this situation is resolved, bond yields aren't likely to break significantly out of the range they've established. They won't drop dramatically unless there are consistent signs of economic weakness, and they aren't likely to rise unless the market anticipates an interest rate hike by the Fed.

    That expectation doesn't exist yet. As of early November, the federal funds rate futures contract didn't have a Fed interest rate increase priced into it until May of next year! Not only has the Fed not seen enough evidence yet of inflation, it also has its hands tied by currency turmoil overseas. We believe the Fed is unlikely to make any dramatic interest rate moves because higher U.S. interest rates could cause further devaluations of already weak overseas currencies.

    Supply and demand factors should also lend support to the Treasury market. A smaller federal budget deficit means we should see lower levels of Treasury debt issuance going forward. That would likely bolster prices and help keep yields down.

    The bottom line is: We expect Treasury yields to remain in the lower half of their recent range until a clearer direction for the U.S. economy emerges.

WHAT IS YOUR STRATEGY GOING FORWARD?

    To help the fund reach its anticipated value at maturity (AVM), we will likely continue to keep its maturity date close to the November 15, 2015 maturity date of its benchmark. Although there can be no assurances that the fund will reach its AVM, we manage the fund to reach or exceed this value at maturity.

    In general, we will also continue to buy the highest- yielding zeros we can find. As always, we will continue to monitor the relative values of coupon STRIPS and principal STRIPS, shifting the fund's assets toward the more attractively priced sector. We will also likely maintain the fund's current asset allocation: approximately 50% STRIPS, 50% REFCORPs.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
STRIPS           50%
REFCORPs         50%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
STRIPS           50%
REFCORPs         50%


ANNUAL REPORT                         TARGET MATURITIES TRUST: 2015       19


                            SCHEDULE OF INVESTMENTS
                         TARGET MATURITIES TRUST: 2015

SEPTEMBER 30, 1997

Principal Amount                                                        Value
--------------------------------------------------------------------------------

ZERO-COUPON U.S. TREASURY SECURITIES(1)

              $  4,350,000  STRIPS -- COUPON, 6.58%,
                                2/15/15                          $    1,412,669

                35,440,000  REFCORP STRIPS -- COUPON,
                                6.71%, 4/15/15                       11,147,144

                39,408,000  STRIPS -- COUPON, 6.58%,
                                5/15/15                              12,592,342

                29,644,000  REFCORP STRIPS -- COUPON,
                                6.72%, 7/15/15                        9,155,977

                35,050,000  STRIPS -- COUPON, 6.59%,
                                8/15/15                              11,010,456

                48,421,000  REFCORP STRIPS -- COUPON,
                                6.72%, 10/15/15                      14,710,407

                53,308,000  STRIPS -- COUPON, 6.59%,
                                11/15/15                             16,476,891

                36,300,000  STRIPS -- COUPON, 6.59%,
                                2/15/16                              11,029,831

                17,700,000  STRIPS -- COUPON, 6.59%,
                                5/15/16                               5,291,708

                50,500,000  REFCORP STRIPS -- COUPON,
                                6.72%, 7/15/16                       14,600,754

                25,500,000  REFCORP STRIPS -- COUPON,
                                6.72%, 10/15/16                       7,251,822
                                                             -------------------

TOTAL INVESTMENT SECURITIES--100.0%                                $114,680,001
                                                             ===================

   (Cost $84,422,308)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) The effective yield to maturity at September 30, 1997 is indicated. These securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


20      TARGET MATURITIES TRUST: 2015          AMERICAN CENTURY INVESTMENTS


                         TARGET MATURITIES TRUST: 2020

                                                                          AVERAGE ANNUAL RETURNS
                                           6 MONTHS     1 YEAR      3 YEARS     5 YEARS     LIFE OF
FUND(1)
--------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1997

Target Maturities Trust: 2020 ............. 22.89%      23.50%      21.15%      14.79%      11.12%

Fund Benchmark(2) ......................... 23.45%      23.89%      22.02%      15.27%      10.54%(3)

Merrill Lynch Long-Term
Treasury Index ............................ 11.52%      13.17%      12.47%       8.88%       9.80%(3)

----------
(1) Inception date was December 29, 1989.

(2) From December 1989 through April 1990, the fund's benchmark was an 8/15/19 STRIPS issue; from May 1990 through October 1991, it was an 11/15/19 STRIPS issue; and from November 1991 to the present, it has been an 11/15/20 STRIPS issue.

(3) Returns since December 31, 1989, the date nearest the fund's inception for which data are available.

See pages 48-49 for more information about returns, the comparative index and the fund's benchmark.

[mountain graph - data below]

Growth of 10,000 Over Life of Fund
$10,000 investment made 12/31/89
Value on 9/30/97
                                      Fund             Merrill Lynch
               Target: 2020        Benchmark          Long-Term Index

Dec-89           $10,000            $10,000             $10,000
Jan-90            $9,083             $9,063             $9,659
Feb-90            $8,767             $8,518             $9,617
Mar-90            $8,658             $8,407             $9,593
Apr-90            $7,967             $7,781             $9,346
May-90            $8,917             $8,351             $9,783
Jun-90            $9,258             $8,818             $10,006
Jul-90            $9,308             $9,237             $10,108
Aug-90            $7,950             $7,837             $9,671
Sep-90            $8,025             $7,976             $9,795
Oct-90            $8,458             $8,356             $10,013
Nov-90            $9,275             $8,845             $10,429
Dec-90            $9,550             $9,080             $10,646
Jan-91            $9,800             $9,373             $10,766
Feb-91            $9,850             $9,275             $10,809
Mar-91            $9,717             $9,257             $10,844
Apr-91            $9,808             $9,399             $10,987
May-91            $9,633             $9,133             $10,986
Jun-91            $9,208             $8,774             $10,900
Jul-91            $9,458             $9,058             $11,059
Aug-91            $10,117            $9,601             $11,446
Sep-91            $10,450            $10,012            $11,803
Oct-91            $10,117            $9,551             $11,841
Nov-91            $9,792             $9,257             $11,898
Dec-91            $11,208            $10,623            $12,608
Jan-92            $10,558            $10,005            $12,199
Feb-92            $10,742            $10,094            $12,285
Mar-92            $10,592            $9,970             $12,150
Apr-92            $10,408            $9,818             $12,154
May-92            $10,942            $10,295            $12,474
Jun-92            $10,842            $10,226            $12,653
Jul-92            $11,708            $11,110            $13,170
Aug-92            $11,533            $10,884            $13,281
Sep-92            $11,358            $10,690            $13,485
Oct-92            $10,925            $10,305            $13,217
Nov-92            $11,508            $10,861            $13,257
Dec-92            $12,142            $11,474            $13,609
Jan-93            $12,675            $11,985            $14,013
Feb-93            $13,383            $12,716            $14,477
Mar-93            $13,358            $12,631            $14,516
Apr-93            $13,300            $12,608            $14,622
May-93            $13,708            $12,951            $14,676
Jun-93            $14,692            $13,854            $15,293
Jul-93            $15,775            $14,963            $15,529
Aug-93            $17,542            $16,680            $16,152
Sep-93            $17,267            $16,421            $16,223
Oct-93            $17,583            $16,769            $16,324
Nov-93            $16,625            $15,862            $15,907
Dec-93            $16,467            $15,625            $15,955
Jan-94            $17,100            $16,254            $16,342
Feb-94            $15,800            $14,984            $15,660
Mar-94            $14,508            $13,672            $15,021
Apr-94            $14,142            $13,354            $14,790
May-94            $13,750            $12,955            $14,719
Jun-94            $13,375            $12,613            $14,587
Jul-94            $14,417            $13,623            $15,048
Aug-94            $13,767            $12,992            $14,954
Sep-94            $12,733            $11,974            $14,501
Oct-94            $12,608            $11,832            $14,437
Nov-94            $12,992            $12,212            $14,513
Dec-94            $13,558            $12,775            $14,768
Jan-95            $14,175            $13,401            $15,146
Feb-95            $14,533            $13,750            $15,571
Mar-95            $14,767            $13,925            $15,684
Apr-95            $15,075            $14,250            $15,961
May-95            $17,642            $16,707            $17,195
Jun-95            $17,933            $17,009            $17,402
Jul-95            $17,117            $16,274            $17,131
Aug-95            $18,008            $17,105            $17,500
Sep-95            $18,725            $17,816            $17,816
Oct-95            $19,917            $18,972            $18,340
Nov-95            $20,667            $19,659            $18,790
Dec-95            $21,875            $20,861            $19,298
Jan-96            $21,492            $20,480            $19,288
Feb-96            $19,067            $18,155            $18,347
Mar-96            $18,242            $17,378            $17,997
Apr-96            $17,583            $16,761            $17,697
May-96            $17,608            $16,824            $17,612
Jun-96            $18,133            $17,361            $17,969
Jul-96            $18,150            $17,391            $17,969
Aug-96            $17,450            $16,655            $17,750
Sep-96            $18,333            $17,558            $18,236
Oct-96            $19,741            $19,071            $18,947
Nov-96            $21,107            $20,130            $19,570
Dec-96            $20,033            $19,111            $19,107
Jan-97            $19,408            $18,529            $18,983
Feb-97            $19,415            $18,543            $18,957
Mar-97            $18,423            $17,620            $18,506
Apr-97            $19,265            $18,424            $18,956
May-97            $19,573            $18,742            $19,159
Jun-97            $20,264            $19,504            $19,520
Jul-97            $22,964            $21,958            $20,649
Aug-97            $21,464            $20,593            $20,073
Sep-97            $22,642            $21,752            $20,648

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The chart begins on 12/31/89, the date nearest the fund's 12/29/89 inception date for which data are available. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.


PORTFOLIO AT A GLANCE

                                     9/30/97             9/30/96

Number of Securities                   15                  19

Anticipated Growth Rate               5.98%               6.59%

Weighted Average Maturity Date       9/01/20             8/21/20

Anticipated Value at Maturity
(AVM--see graph on next page)        $104.84             $103.60

Expense Ratio                         0.53%               0.61%

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.


ANNUAL REPORT                         TARGET MATURITIES TRUST: 2020       21


                         TARGET MATURITIES TRUST: 2020

MANAGEMENT Q & A

    An interview with Dave Schroeder, a portfolio manager on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 1997?

    The fund rebounded from an 8% loss in the first quarter of 1997 to post a 23.50% total return for the one-year period. The fund's returns reflect favorable market conditions in the second half of the period as well as the fund's position at the long end of the maturity spectrum, where interest rate fluctuations typically have a considerable impact on performance.

    The fund's benchmark, a coupon STRIPS issue maturing on November 15, 2020, returned 23.89% for the period. The fund typically underperforms its benchmark because the benchmark is a security, not a mutual fund. Though the fund's portfolio is managed to mimic the performance of the security, the fund is subject to operating expenses (such as transaction costs and management fees), while the benchmark is not. Assuming the fund's maturity date remains close to the benchmark's, the difference in performance is approximately equal to the fund's expense ratio.

WHAT CHANGES HAVE OCCURRED IN THE FUND'S PORTFOLIO SINCE THE SEMIANNUAL REPORT?

    In spite of the fund's strong performance for the period, the biggest story was withdrawals and security sales due to investors making market-timing decisions. The fund's net assets fell from $831.4 million on March 31 to $553.6 million on September 30 because of shareholder withdrawals. The biggest outflow occurred in July, when an investment newsletter writer who typically recommends the fund to his readers when he sees signs of an

[line graph - data below]

Target 2020: Share Price vs. Anticipated Value at Maturity
             Actual Share Price            Anticipated Value at Maturity
               (Historical)                   (Estimated Share Price)
'90               11.46                                92.6
'91               13.45                                97.77
'92               14.575                               102.184
'93               19.765                               101.274
'94               16.273                               102.175
'95               26.245                               102.54
'96               22                                   103.598
'97               27.17                                104.84
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 49), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM.

While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.


22      TARGET MATURITIES TRUST: 2020          AMERICAN CENTURY INVESTMENTS


                         TARGET MATURITIES TRUST: 2020


economic slowdown on the horizon, suggested liquidating at least some fund shares when the 30-year Treasury bond yield dropped below 6.50%.

    To meet the needs of investors who sold fund shares during the period, we sold STRIPS, the fund's lowest-yielding, most-liquid holdings. As a result, the fund's percentage of STRIPS holdings declined and its percentage of REFCORP holdings increased, as shown by the graphs below. Retaining the higher-yielding REFCORPs was beneficial to the fund's anticipated value at maturity (AVM).

WHAT'S YOUR OUTLOOK FOR THE TREASURY MARKET?

    It might not appear obvious because of the volatility we've seen, but the Treasury market has been trading in a range since early 1996. During this time, the 30-year Treasury bond yield has stayed between 6.25% and 7.25%. Bond yields ended the fiscal year at the low end of this range. The strength of the U.S. economy has kept interest rates from falling below 6%, but low U.S. inflation and relatively passive monetary policy by the Federal Reserve (the Fed) have kept rates from rising much higher than 7%.

    As 1997 draws to a close, we remain in this contradictory environment of strong economic growth and low inflation. These two conditions can't co-exist forever--something has to give. But until this situation is resolved, bond yields aren't likely to break significantly out of the range they've established. They won't drop dramatically unless there are consistent signs of economic weakness, and they aren't likely to rise unless the market anticipates an interest rate hike by the Fed.

    That expectation doesn't exist yet. As of early November, the federal funds rate futures contract didn't have a Fed interest rate increase priced into it until May of next year! Not only has the Fed not seen enough evidence yet of inflation, it also has its hands tied by currency turmoil overseas. We believe the Fed is unlikely to make any dramatic interest rate moves because higher U.S. interest rates could cause further devaluations of already weak overseas currencies.

WHAT IS YOUR STRATEGY GOING FORWARD?

    To help the fund reach its AVM, we will continue to move its maturity date closer to the November 15, 2020 maturity date of its benchmark. Although there can be no assurances that the fund will reach its AVM, we manage the fund to reach or exceed this value at maturity.

    In general, we will also continue to buy the highest- yielding zeros we can find. We will likely continue to use STRIPS to meet the fund's cash flow needs.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
REFCORPs          63%
STRIPS            37%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
REFCORPs          51%
STRIPS            49%

ANNUAL REPORT                         TARGET MATURITIES TRUST: 2020       23


                            SCHEDULE OF INVESTMENTS
                         TARGET MATURITIES TRUST: 2020

SEPTEMBER 30, 1997

Principal Amount                                                  Value
--------------------------------------------------------------------------------

ZERO-COUPON U.S. TREASURY SECURITIES(1)

$               82,823,000  REFCORP STRIPS -- COUPON,
                                6.76%, 1/15/20                    $  18,840,621

               240,000,000  STRIPS -- COUPON, 6.62%,
                                2/15/20(2)                           55,900,723

                38,344,000  REFCORP STRIPS -- COUPON,
                                6.76%, 4/15/20                        8,578,723

                70,500,000  STRIPS -- COUPON, 6.62%,
                                5/15/20                              16,155,638

                74,400,000  REFCORP STRIPS -- COUPON,
                                6.75%, 7/15/20                       16,407,731

               486,000,000  REFCORP STRIPS -- PRINCIPAL,
                                6.76%, 7/15/20                      106,825,719

               217,135,000  STRIPS -- COUPON, 6.61%,
                                8/15/20                              49,063,122

                16,165,000  REFCORP STRIPS -- COUPON,
                                6.75%, 10/15/20                       3,502,344

               600,000,000  REFCORP STRIPS -- PRINCIPAL,
                                6.76%, 10/15/20                     129,707,932

               249,407,000  STRIPS -- COUPON, 6.61%,
                                11/15/20                             55,446,395

                20,482,000  REFCORP STRIPS -- COUPON,
                                6.76%, 1/15/21                        4,359,780

               294,945,000  REFCORP STRIPS -- PRINCIPAL,
                                6.75%, 1/15/21                       62,852,478

                88,250,000  STRIPS -- COUPON, 6.61%,
                                2/15/21                              19,324,578

                27,500,000  STRIPS -- COUPON, 6.61%,
                                5/15/21                               5,924,785

                14,500,000  STRIPS -- COUPON, 6.60%,
                                11/15/21                              3,031,176
                                                             -------------------

TOTAL INVESTMENT SECURITIES--100.0%                                $555,921,745
                                                             ===================
   (Cost $456,481,868)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) The effective yield to maturity at September 30, 1997 is indicated. These securities are purchased at a substantial discount from their value at maturity.

(2) Security position, or a portion thereof, has been loaned. (See Note 4 in the Notes to Financial Statements.)

See Notes to Financial Statements


24      TARGET MATURITIES TRUST: 2020          AMERICAN CENTURY INVESTMENTS


                         TARGET MATURITIES TRUST: 2025

                                            6 MONTHS     1 YEAR    LIFE OF
FUND(1)
----------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1997

Target Maturities Trust: 2025 .............. 26.32%      24.34%      7.35%

8/15/25 Maturity
STRIPS Issue ............................... 25.13%      21.58%      3.48%

Merrill Lynch Long-Term
Treasury Index ............................. 11.52%      13.17%      5.18%

----------
(1) Average annual returns. Inception date was February 15, 1996.

See pages 48-49 for more information about returns, the comparative index and the fund's benchmark.

[mountain graph - data below]

Growth of 10,000 Over Life of Fund
$10,000 investment made 2/15/96
Value on 9/30/97
                                      8/15/25          Merrill Lynch
               Target: 2025        STRIPS Issue       Long-Term Index
15-Feb            $10,000            $10,000            $10,000

Feb-96            $9,308             $9,650             $9,542
Mar-96            $8,965             $9,466             $9,124
Apr-96            $8,354             $9,308             $8,756
May-96            $8,403             $9,263             $8,746
Jun-96            $8,713             $9,451             $8,983
Jul-96            $8,645             $9,451             $8,968
Aug-96            $8,198             $9,336             $8,529
Sep-96            $8,696             $9,591             $9,023
Oct-96            $9,456             $9,965             $9,799
Nov-96            $10,105            $10,293            $10,540
Dec-96            $9,455             $10,049            $9,890
Jan-97            $9,048             $9,984             $9,492
Feb-97            $8,946             $9,970             $9,427
Mar-97            $8,449             $9,733             $8,883
Apr-97            $8,854             $9,970             $9,392
May-97            $9,002             $10,077            $9,558
Jun-97            $9,432             $10,267            $9,966
Jul-97            $10,865            $10,861            $11,463
Aug-97            $9,989             $10,558            $10,561
Sep-97            $10,572            $10,855            $11,219

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.


PORTFOLIO AT A GLANCE

                                     9/30/97            9/30/96

Number of Securities                   14                 12

Anticipated Growth Rate               5.86%              6.43%

Weighted Average Maturity Date       7/10/25            4/9/25

Anticipated Value at Maturity
(AVM--see graph on next page)        $110.88            $109.24

Expense Ratio                         0.62%              0.67%

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.


ANNUAL REPORT                         TARGET MATURITIES TRUST: 2025       25


                         TARGET MATURITIES TRUST: 2025

MANAGEMENT Q & A

    An interview with Dave Schroeder, a portfolio manager on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 1997?

    The fund rebounded from a 10% loss in the first quarter of 1997 to post a 24.34% total return for the one-year period. The fund's returns reflect favorable market conditions in the second half of the period as well as the fund's position at the long end of the maturity spectrum, where interest rate fluctuations typically have a considerable impact on performance.

    The fund's benchmark, a coupon STRIPS issue maturing on August 15, 2025, returned 21.58% for the period. The fund's performance beat the benchmark's because the fund's REFCORP holdings produced higher returns than STRIPS.

WHAT CHANGES HAVE OCCURRED IN THE FUND'S PORTFOLIO SINCE THE SEMIANNUAL REPORT?

    Due to a favorable combination of cash inflows from investors and positive fund performance, the fund's net assets grew from $55.3 million on March 31 to $73.8 million on September 30. We used the new money primarily to buy REFCORPs, which is why the graphs on page 27 show an increasing percentage of REFCORPs and a declining percentage of STRIPS. REFCORPs typically offer higher yields than STRIPS, and they have been nearly as easy to buy and sell as STRIPS in this maturity sector of the zero market. We also bolstered our REFCORP position because REFCORP issuance is about to decline. As supply falls, we expect to earn some additional return from the REFCORP holdings as their yield differential over STRIPS drops.

[line graph - data below]

Target 2025: Share Price vs. Anticipated Value at Maturity
             Actual Share Price            Anticipated Value at Maturity
               (Historical)                   (Estimated Share Price)
'96               17.91                                109.24
'97               22.27                                110.88
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 49), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM.

While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.


26      TARGET MATURITIES TRUST: 2025          AMERICAN CENTURY INVESTMENTS


                         TARGET MATURITIES TRUST: 2025

    The "Portfolio at a Glance" chart on page 25 shows another big change. The fund's weighted average maturity date extended significantly during the period, from April 9, 2025 to July 10, 2025. This reflects a conscious effort on our part to move the fund's maturity date closer to the August 15, 2025 maturity date of its STRIPS benchmark. The fund's portfolio is managed to mimic the performance of that zero-coupon bond as closely as possible.

WHAT'S YOUR OUTLOOK FOR THE TREASURY MARKET?

    It might not appear obvious because of the volatility we've seen, but the Treasury market has been trading in a range since early 1996. During this time, the 30-year Treasury bond yield has stayed between 6.25% and 7.25%. Bond yields ended the fiscal year at the low end of this range. The strength of the U.S. economy has kept interest rates from falling below 6%, but low U.S. inflation and relatively passive monetary policy by the Federal Reserve (the Fed) have kept rates from rising much higher than 7%.

    As 1997 draws to a close, we remain in this contradictory environment of strong economic growth and low inflation. These two conditions can't co-exist forever--something has to give. But until this situation is resolved, bond yields aren't likely to break significantly out of the range they've established. They won't drop dramatically unless there are consistent signs of economic weakness, and they aren't likely to rise unless the market anticipates an interest rate hike by the Fed. That expectation doesn't exist yet. As of early November, the federal funds rate futures contract didn't have a Fed interest rate increase priced into it until May of next year! Not only has the Fed not seen enough evidence yet of inflation, it also has its hands tied by currency turmoil overseas. We believe the Fed is unlikely to make any dramatic interest rate moves because higher U.S. interest rates could cause further devaluations of already weak overseas currencies.

WHAT IS YOUR STRATEGY GOING FORWARD?

    To help the fund reach its anticipated value at maturity (AVM), we will continue to move its maturity date closer to the August 15, 2025 maturity of its benchmark. Although there can be no assurances that the fund will reach its AVM, we manage the fund to reach or exceed this value at maturity.

    In general, we will also continue to buy the highest- yielding zeros we can find. We expect to continue to keep the bulk of the fund's assets in REFCORPs, with the remainder in STRIPS.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
REFCORPs          63%
STRIPS            37%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
REFCORPs          58%
STRIPS            42%

ANNUAL REPORT                         TARGET MATURITIES TRUST: 2025       27


                            SCHEDULE OF INVESTMENTS
                         TARGET MATURITIES TRUST: 2025

SEPTEMBER 30, 1997

Principal Amount                                                       Value
--------------------------------------------------------------------------------

ZERO-COUPON U.S. TREASURY SECURITIES(1)

             $  3,926,000   REFCORP STRIPS -- COUPON,
                                6.64%, 7/15/24                   $     682,348

               48,083,000   REFCORP STRIPS -- COUPON,
                                6.65%, 10/15/24                      8,199,974

               13,000,000   STRIPS -- COUPON, 6.53%,
                                11/15/24                             2,278,406

               17,500,000   STRIPS -- PRINCIPAL, 6.57%,
                                11/15/24                             3,035,034

               26,500,000   REFCORP STRIPS -- COUPON,
                                6.66%, 1/15/25                       4,434,279

               65,900,000   STRIPS -- COUPON, 6.52%,
                                2/15/25                             11,396,019

               62,300,000   STRIPS -- PRINCIPAL, 6.56%,
                                2/15/25                             10,645,736

               19,759,000   REFCORP STRIPS -- COUPON,
                                6.65%, 4/15/25                       3,261,223

                8,500,000   REFCORP STRIPS -- COUPON,
                                6.64%, 7/15/25                       1,383,903

               54,425,000   REFCORP STRIPS -- COUPON,
                                6.61%, 10/15/25                      8,788,666

               22,000,000   REFCORP STRIPS -- COUPON,
                                6.57%, 1/15/26                       3,533,864

               16,000,000   REFCORP STRIPS -- COUPON,
                                6.57%, 4/15/26                       2,528,847

               36,000,000   REFCORP STRIPS -- COUPON,
                                6.58%, 7/15/26                       5,583,183

               52,000,000   REFCORP STRIPS -- COUPON,
                                6.59%, 10/15/26                      7,912,739
                                                             -------------------

TOTAL INVESTMENT SECURITIES--100.0%                                $73,664,221
                                                             ===================
   (Cost $64,514,424)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) The effective yield to maturity at September 30, 1997 is indicated. These securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


28      TARGET MATURITIES TRUST: 2025          AMERICAN CENTURY INVESTMENTS


                                         STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1997                         2000           2005          2010            2015           2020            2025
                                           ----           ----          ----            ----           ----            ----
ASSETS
     Investment securities,
       at value (identified
       cost of $241,245,778,
       $257,998,629,
       $112,470,517, $84,422,308,
       $456,481,868 and
       $64,514,424) (Note 3) ......   $ 248,790,140    $276,763,314   $123,786,073   $114,680,001   $555,921,745   $ 73,664,221

     Cash .........................          73,630         686,977      1,201,213        401,633        177,713        331,422

     Receivable for
       investments sold ...........            --         4,609,305           --             --             --             --

     Collateral for securities
       loaned (Note 4) ............            --              --             --             --       39,425,000           --

     Securities lending
       fee receivable .............            --              --             --             --           13,003           --
                                      -------------    ------------   ------------   ------------   ------------   ------------
                                        248,863,770     282,059,596    124,987,286    115,081,634    595,537,461     73,995,643
                                      -------------    ------------   ------------   ------------   ------------   ------------
     LIABILITIES

     Disbursements in excess
       of demand deposit cash .....         247,842          99,847         46,180         68,848        830,809         22,145

     Payable for capital
       shares redeemed ............         107,564         138,959         65,515         55,315      1,439,658        115,200

     Payable for collateral
       received on securities
       loaned (Note 4) ............            --              --             --             --       39,425,000           --

     Accrued management fee
       (Note 2) ...................         128,598         140,237         61,113         55,858        280,032         34,084

     Accrued expenses and
       other liabilities ..........           2,632           3,412          2,649          2,044         10,935          2,899
                                      -------------    ------------   ------------   ------------   ------------   ------------
                                            486,636         382,455        175,457        182,065     41,986,434        174,328
                                      -------------    ------------   ------------   ------------   ------------   ------------
     Net Assets Applicable to
       Outstanding Shares .........   $ 248,377,134    $281,677,141   $124,811,829   $114,899,569   $553,551,027   $ 73,821,315
                                      =============    ============   ============   ============   ============   ============
     CAPITAL SHARES

     Outstanding (Unlimited number
       of shares authorized) ......       2,886,261       4,364,423      2,539,122      2,996,659     20,376,558      3,314,198
                                      =============    ============   ============   ============   ============   ============
     Net Asset Value Per Share ....   $       86.05    $      64.54   $      49.16   $      38.34   $      27.17   $      22.27
                                      =============    ============   ============   ============   ============   ============
     NET ASSETS CONSIST OF:

     Capital paid in ..............   $ 232,179,189    $250,304,663   $107,632,668   $ 75,473,773   $378,071,400    $61,998,042

     Undistributed net
       investment income ..........      12,055,714      11,708,093      5,099,718      4,945,063     37,235,493      2,872,123

     Accumulated net realized
       gain (loss) on investment
       transactions ...............      (3,402,131)        899,700        763,887      4,223,040     38,804,257       (198,647)

     Net unrealized
       appreciation on
       investments (Note 3) .......       7,544,362      18,764,685     11,315,556     30,257,693     99,439,877      9,149,797
                                      -------------    ------------   ------------   ------------   ------------   ------------
                                      $ 248,377,134    $281,677,141   $124,811,829   $114,899,569   $553,551,027   $ 73,821,315
                                      =============    ============   ============   ============   ============   ============

See Notes to Financial Statements


ANNUAL REPORT                  STATEMENTS OF ASSETS AND LIABILITIES       29

                           STATEMENTS OF OPERATIONS

YEAR ENDED
SEPTEMBER 30, 1997                         2000           2005           2010           2015           2020            2025
------------------                         ----           ----           ----           ----           ----            ----

INVESTMENT INCOME

     Income:

     Interest ......................   $17,633,883   $16,881,275   $  7,530,792    $  7,293,811    $ 55,723,567   $  3,792,500

     Income from
     securities lending ............          --            --             --              --           442,641         34,749
                                       -----------   -----------   ------------    ------------    ------------   ------------
                                        17,633,883    16,881,275      7,530,792       7,293,811      56,166,208      3,827,249
                                       -----------   -----------   ------------    ------------    ------------   ------------
     Expenses (Note 2):

     Investment advisory fees ......       902,194       875,825        386,859         389,958       2,691,970        199,410

     Administrative fees ...........       207,663       193,216         85,820          89,672         685,160         42,716

     Transfer agency fees ..........       196,492       213,613        131,294         132,040         618,798         57,380

     Printing and postage ..........        81,207        78,718         38,411          39,250         238,103         16,812

     Auditing and legal fees .......        16,879        15,660          8,780           9,028          49,098          6,041

     Custodian fees ................        17,424        11,769         11,907          11,817          42,000         12,308

     Telephone expenses ............         6,228         4,990          2,273           3,570          20,937          3,612

     Trustees' fees and expenses ...        10,181        10,020          7,933           7,962          18,465          7,076

     Registration and filing fees ..        17,575        18,950         15,012          15,642          16,159         16,285

     Other operating expenses ......         8,495         7,491          3,590           3,403          16,877          5,370
     ...............................   -----------   -----------   ------------    ------------    ------------   ------------
     Total expenses ................     1,464,338     1,430,252        691,879         702,342       4,397,567        367,010

     Amount waived .................          --            --           (6,793)         (3,320)           --          (17,780)
                                       -----------   -----------   ------------    ------------    ------------   ------------
     Net expenses ..................     1,464,338     1,430,252        685,086         699,022       4,397,567        349,230
                                       -----------   -----------   ------------    ------------    ------------   ------------
     Net investment income .........    16,169,545    15,451,023      6,845,706       6,594,789      51,768,641      3,478,019
                                       -----------   -----------   ------------    ------------    ------------   ------------
     REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS (NOTE 3)

     Net realized gain
       on investments ..............     1,190,560     1,348,958      1,066,854       4,715,347      45,078,260        302,702

     Change in net unrealized
       appreciation
       on investments ..............     2,108,565    11,653,361      9,112,041      10,243,018      85,510,156      9,831,539
                                       -----------   -----------   ------------    ------------    ------------   ------------
     Net realized and
     unrealized gain
     on investments ................     3,299,125    13,002,319     10,178,895      14,958,365     130,588,416     10,134,241
                                       -----------   -----------   ------------    ------------    ------------   ------------
     Net Increase in Net Assets
     Resulting from Operations .....   $19,468,670   $28,453,342   $ 17,024,601    $ 21,553,154    $182,357,057   $ 13,612,260
                                       ===========   ===========   ============    ============    ============   ============

See Notes to Financial Statements


30      STATEMENTS OF OPERATIONS               AMERICAN CENTURY INVESTMENTS

                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED SEPTEMBER 30, 1997
AND SEPTEMBER 30, 1996
                                              2000                              2005                              2010
                                              ----                              ----                              ----
Increase (Decrease)
in Net Assets                         1997            1996               1997           1996               1997          1996

OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income .......   $  16,169,545    $  17,234,905    $  15,451,023    $  13,769,131    $   6,845,706    $   6,720,988

Net realized gain (loss)
  on investments ............       1,190,560        1,066,551        1,348,958        1,459,753        1,066,854        3,276,781

Change in net unrealized
  appreciation (depreciation)
  on investments ............       2,108,565       (6,811,361)      11,653,361      (12,781,340)       9,112,041      (10,369,618)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)
  in net assets resulting
  from operations ...........      19,468,670       11,490,095       28,453,342        2,447,544       17,024,601         (371,849)
                                -------------    -------------    -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ..     (17,081,069)     (14,295,441)     (14,549,884)      (8,101,012)      (6,941,406)      (4,075,907)

From net realized gains on
  investment transactions ...            --               --         (1,764,760)      (2,276,770)      (2,886,953)            --
                                -------------    -------------    -------------    -------------    -------------    -------------
Decrease in net assets
  from distributions
  to shareholders ...........     (17,081,069)     (14,295,441)     (16,314,644)     (10,377,782)      (9,828,359)      (4,075,907)
                                -------------    -------------    -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ...      68,953,917      119,660,626      121,523,893      148,911,501       63,762,772       70,823,974

Proceeds from reinvestment
  of distributions ..........      16,712,103       13,909,269       15,992,574       10,138,688        9,617,856        3,967,590

Payments for shares redeemed     (107,433,075)    (157,743,941)    (106,841,952)     (95,708,098)     (66,882,232)     (54,283,235)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
  net assets from capital
  share transactions ........     (21,767,055)     (24,174,046)      30,674,515       63,342,091        6,498,396       20,508,329
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)
  in net assets .............     (19,379,454)     (26,979,392)      42,813,213       55,411,853       13,694,638       16,060,573

NET ASSETS

Beginning of year ...........     267,756,588      294,735,980      238,863,928      183,452,075      111,117,191       95,056,618
                                -------------    -------------    -------------    -------------    -------------    -------------
End of year .................   $ 248,377,134    $ 267,756,588    $ 281,677,141    $ 238,863,928    $ 124,811,829    $ 111,117,191
                                =============    =============    =============    =============    =============    =============
Undistributed net
investment income ...........   $  12,055,714    $  12,967,238    $  11,708,093    $  10,806,954    $   5,099,718    $   5,195,418
                                =============    =============    =============    =============    =============    =============
TRANSACTIONS IN
SHARES OF THE FUNDS

Sold ........................         833,120        1,519,287        1,988,109        2,554,065        1,383,983        1,630,076

Issued in reinvestment
of distributions ............         217,238          183,642          282,750          177,478          233,038           89,942

Redeemed ....................      (1,291,432)      (1,999,924)      (1,748,806)      (1,660,147)      (1,456,337)      (1,267,142)

Reverse share split .........        (221,717)        (188,515)        (288,036)        (181,450)        (237,690)         (92,308)

Net increase (decrease) .....        (462,791)        (485,510)         234,017          889,946          (77,006)         360,568
                                =============    =============    =============    =============    =============    =============

See Notes to Financial Statements


ANNUAL REPORT                   STATEMENTS OF CHANGES IN NET ASSETS       31


                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED SEPTEMBER 30, 1997
AND SEPTEMBER 30, 1996

                                                2000                             2005                              2010
                                                ----                             ----                              ----
Increase (Decrease)
in Net Assets                          1997            1996               1997           1996               1997          1996
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income .........  $   6,594,789   $   6,946,156   $    51,768,641   $    49,119,311   $   3,478,019   $    997,384

Net realized gain (loss)
  on investments ..............      4,715,347         718,224        45,078,260        (5,541,503)        302,702       (501,349)

Change in net unrealized
  appreciation (depreciation)
  on investments ..............     10,243,018      (9,126,013)       85,510,156       (53,272,683)      9,831,539       (681,742)
                                 -------------   -------------   ---------------   ---------------   -------------   ------------
Net increase (decrease)
  in net assets resulting
  from operations .............     21,553,154      (1,461,633)      182,357,057        (9,694,875)     13,612,260       (185,707)
                                 -------------   -------------   ---------------   ---------------   -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ....     (6,897,189)     (4,803,254)      (54,220,221)      (13,777,349)     (1,603,280)          --

From net realized gains on
  investment transactions .....     (1,134,946)     (6,017,851)             (831)       (1,324,633)           --             --
                                 -------------   -------------   ---------------   ---------------   -------------   ------------
Decrease in net assets from
  distributions to shareholders     (8,032,135)    (10,821,105)      (54,221,052)      (15,101,982)     (1,603,280)          --
                                 -------------   -------------   ---------------   ---------------   -------------   ------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold .....     62,777,456      77,986,100       528,512,319     1,028,945,392     147,285,096     67,610,593

Proceeds from reinvestment
  of distributions ............      7,799,177      10,455,098        51,887,629        14,532,555       1,500,130           --

Payments for shares redeemed ..    (84,851,908)    (75,152,046)   (1,081,304,136)     (667,063,399)   (122,633,493)
                                 -------------   -------------   ---------------   ---------------   -------------   ------------
Net increase (decrease)
  in net assets from capital
  share transactions ..........    (14,275,275)     13,289,152      (500,904,188)      376,414,548      26,151,733     35,846,309
                                 -------------   -------------   ---------------   ---------------   -------------   ------------
Net increase (decrease)
  in net assets ...............       (754,256)      1,006,414      (372,768,183)      351,617,691      38,160,713     35,660,602

NET ASSETS

Beginning of year .............    115,653,825     114,647,411       926,319,210       574,701,519      35,660,602           --
                                 -------------   -------------   ---------------   ---------------   -------------   ------------
End of year ...................  $ 114,899,569   $ 115,653,825   $   553,551,027   $   926,319,210   $  73,821,315   $ 35,660,602
                                 =============   =============   ===============   ===============   =============   ============
Undistributed net
investment income .............  $   4,945,063   $   5,247,463   $    37,235,493   $    39,687,073   $   2,872,123   $    997,384
                                 =============   =============   ===============   ===============   =============   ============
TRANSACTIONS IN
SHARES OF THE FUNDS

Sold ..........................      1,812,323       2,345,915        21,885,096        45,297,616       7,508,353      3,762,927

Issued in reinvestment
of distributions ..............        241,373         318,306         2,286,212           585,620          79,036           --

Redeemed ......................     (2,427,375)     (2,277,097)      (43,514,345)      (28,747,471)     (6,180,587)    (1,771,271)

Reverse share split ...........       (248,086)       (328,626)       (2,383,074)         (608,060)        (84,260)          --
                                 -------------   -------------   ---------------   ---------------   -------------   ------------
Net increase (decrease) .......       (621,765)         58,498       (21,726,111)       16,527,705       1,322,542      1,991,656
                                 =============   =============   ===============   ===============   =============   ============

----------------
(1) February 15, 1996 (inception) through September 30, 1996.

See Notes to Financial Statements


32      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Target Maturities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Trust is composed of the following series:
American Century - Benham Target Maturities Trust: 2000 (2000), American Century
- Benham Target Maturities Trust: 2005 (2005), American Century - Benham Target Maturities Trust: 2010 (2010), American Century - Benham Target Maturities
Trust:  2015 (2015),  American Century - Benham Target  Maturities  Trust:  2020
(2020), and American Century - Benham Target Maturities Trust: 2025 (2025) (the "Funds"). Each Fund seeks to provide the highest attainable investment return consistent with the creditworthiness of U.S. Treasury securities and the professional management of reinvestment and market risks. Each Fund invests primarily in zero-coupon U.S. Treasury securities and will be liquidated shortly after the conclusion of its target maturity year. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Securities are valued through valuations obtained through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Discounts and premiums are amortized using the effective interest rate method.

    INCOME TAX STATUS--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income and net realized gains are declared and paid annually in December. At September 30, 1997 accumulated capital loss carryovers of $3,399,216 for 2000 (expiring 2003) may be used to offset future taxable gains.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

    REVERSE SHARE SPLITS--The trustees may authorize reverse share splits immediately after and of a size that exactly offsets the per share amount of the annual dividend and capital gain distribution (if any). After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distributions and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

    SUPPLEMENTARY INFORMATION--Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, American Century Investment Management, Inc. (ACIM), the Trust's distributor, American Century Investment Services, Inc., and the Trust's transfer agent, American Century Services Corporation (ACSC).

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS


                         NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The shareholders of the Funds approved a new management agreement with ACIM on July 30, 1997, effective August 1, 1997, which replaced the previously existing contracts between the Funds and Benham Management Corporation and ACSC for advisory, administrative and transfer agency services. Under the agreement, ACIM provides all services required by the Funds in exchange for one "unified" management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category, and the Equity Fund Category. The Funds are included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

The annualized Investment Category Fee schedule for each Fund is as follows:

          0.3600% of the first $1 billion
          0.3080% of the next $1 billion
          0.2780% of the next $3 billion
          0.2580% of the next $5 billion
          0.2450% of the next $15 billion
          0.2430% of the next $25 billion
          0.2425% of the average daily net assets over $50 billion

The annualized Complex Fee schedule (for all Funds) is as follows:

          0.3100% of the first $2.5 billion
          0.3000% of the next $7.5 billion
          0.2985% of the next $15 billion
          0.2970% of the next $25 billion
          0.2960% of the next $50 billion
          0.2950% of the next $100 billion
          0.2940% of the next $100 billion
          0.2930% of the next $200 billion
          0.2920% of the next $250 billion
          0.2910% of the next $500 billion
          0.2900% of the average daily net assets over $1,250 billion

    The following expenses, incurred under the new management agreement, are included in Investment Advisory Fees in the Statements of Operations:


                                 2000           2005         2010           2015           2020          2025

Total expenses .............    $254,905      $274,952     $120,551       $114,405     $  554,712     $  68,322

  Total expenses and the annualized ratio of operating expenses to average net assets, under the previous agreement, for the ten months ended July 31, 1997 were as follows:

                                 2000           2005         2010           2015           2020          2025

Total expenses ............. $1,209,433    $1,155,300      $564,535       $584,617     $3,842,855     $280,908

Ratio of operating
  expenses to
  average net assets .......    0.55%         0.56%          0.62%          0.61%         0.52%          0.62%


34      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997
--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions in U.S. Treasury securities (excluding short-term investments) for the year ended September 30, 1997, were as follows:

                                   2000           2005           2010        2015           2020          2025

Purchases .................. $  26,997,585  $  46,771,639  $  29,122,047  $23,813,090  $111,183,570   $58,512,004

Proceeds From Sales ........ $  67,004,617  $  38,410,738  $  34,054,760  $46,659,160  $665,983,486   $32,512,855

  On September 30, 1997, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                    2000           2005           2010        2015           2020          2025

Appreciation ............... $  7,887,451    $18,750,523     $11,571,995    $30,257,693   $98,849,256    $8,759,630

Depreciation ...............    (346,008)     (302,446)      (340,726)         --            --            --
                              ------------    -----------   ------------     ----------     ----------    ----------

Net ........................ $   7,541,443   $18,448,077     $11,231,269    $30,257,693    $98,849,256    $8,759,630
                              ============   ============   ============    ===========   ============   ===========
Federal Tax Cost ...........  $241,248,697   $258,315,237   $112,554,804    $84,422,308   $457,072,489   $64,904,591
                              ============   ============   ============    ===========   ============   ===========

4. SECURITIES LENDING

    At September 30, 1997, securities valued at $34,938,000 for 2020 were on loan to brokers. Securities received as collateral, at this date, were valued at $39,425,000. The Fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       35

                             FINANCIAL HIGHLIGHTS
                         TARGET MATURITIES TRUST: 2000

                For a Share Outstanding Throughout the Years Ended September 30

                                         1997           1996            1995           1994           1993
PER-SHARE DATA

Net Asset Value,
Beginning of Year ....................  $79.95         $76.86          $66.93         $72.40         $62.16
                                      ---------      ---------       ---------      ---------      ---------
Income From Investment
Operations

  Net Investment Income(1) ...........   5.10           4.75            4.37           3.99           3.94

  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .......................   1.00          (1.66)           5.56          (9.46)          6.30
                                      ---------      ---------       ---------      ---------      ---------
  Total From
  Investment Operations ..............   6.10           3.09            9.93          (5.47)          10.24
                                      ---------      ---------       ---------      ---------      ---------
Distributions(2)

  From Net Investment Income .........  (5.20)         (3.94)          (3.42)         (3.25)         (2.34)

  From Net Realized Capital Gains ....    --             --              --           (2.95)         (1.83)

  In Excess of Net Realized Gains ....    --             --              --           (1.20)           --
                                      ---------      ---------       ---------      ---------      ---------
  Total Distributions ................  (5.20)         (3.94)          (3.42)         (7.40)         (4.17)
                                      ---------      ---------       ---------      ---------      ---------
Reverse Share Split ..................   5.20           3.94            3.42           7.40           4.17
                                      ---------      ---------       ---------      ---------      ---------
Net Asset Value, End of Year .........  $86.05         $79.95          $76.86         $66.93         $72.40
                                      =========      =========       =========      =========      =========
  Total Return(3) ....................   7.64%          4.01%          14.84%         (7.54)%        16.46%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ................   0.56%          0.53%           0.63%          0.59%          0.60%

Ratio of Net Investment Income
to Average Net Assets ................   6.14%          5.99%           6.13%          5.74%          5.94%

Portfolio Turnover Rate ..............    10%            29%             53%            89%            77%

Net Assets, End
of Year (in thousands) ............... $248,377       $267,757        $294,736       $243,895       $291,418

----------

(1)  Computed using average shares outstanding throughout the year.

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

See Notes to Financial Statements


36      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                         TARGET MATURITIES TRUST: 2005

                For a Share Outstanding Throughout the Years Ended September 30

                                        1997           1996            1995           1994           1993
PER-SHARE DATA

Net Asset Value,
Beginning of Year .................... $57.83         $56.61          $45.22        $51.84          $41.18
                                      ---------      ---------       ---------      ---------      ---------
Income From Investment Operations

  Net Investment Income(1) ...........   3.74           3.50            3.33          3.11            2.90

  Net Realized and Unrealized
  Gain (Loss) on Investment

  Transactions .......................   2.97         (2.28)            8.06        (9.73)            7.76
                                      ---------      ---------       ---------      ---------      ---------
  Total From
  Investment Operations ..............   6.71           1.22           11.39        (6.62)           10.66
                                      ---------      ---------       ---------      ---------      ---------
Distributions(2)

  From Net Investment Income ......... (3.61)         (2.06)          (2.41)        (2.70)          (2.51)

  From Net Realized Capital Gains .... (0.44)         (0.58)          (0.67)        (8.47)          (1.01)
                                      ---------      ---------       ---------      ---------      ---------
  Total Distributions ................ (4.05)         (2.64)          (3.08)       (11.17)          (3.52)
                                      ---------      ---------       ---------      ---------      ---------
Reverse Share Split ..................   4.05           2.64            3.08         11.17            3.52
                                      ---------      ---------       ---------      ---------      ---------
Net Asset Value, End of Year ......... $64.54         $57.83          $56.61        $45.22          $51.84
                                      =========      =========       =========      =========      =========
  Total Return(3) .................... 11.60%          2.15%          25.16%      (12.75)%          25.89%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ................  0.57%          0.58%           0.71%        0.64%          0.62%

Ratio of Net Investment Income
to Average Net Assets ................  6.15%          6.05%           6.58%         6.37%          6.44%

Portfolio Turnover Rate ..............    15%          31%              34%           68%            50%

Net Assets, End
of Year (in thousands) ...............$281,677       $238,864        $183,452       $96,207       $149,890

----------
(1)  Computed using average shares outstanding throughout the year.

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       37

                             FINANCIAL HIGHLIGHTS
                         TARGET MATURITIES TRUST: 2010

                For a Share Outstanding Throughout the Years Ended September 30

                                                           1997            1996             1995            1994              1993

PER-SHARE DATA

Net Asset Value,
Beginning of Year ...........................   $        42.47    $        42.14    $       31.67    $       38.13    $       28.53
                                                   -----------       -----------       ----------       ----------       ----------
Income From Investment Operations

  Net Investment Income(1) ..................             2.79              2.58             2.41             2.24             2.05

  Net Realized and Unrealized

  Gain (Loss) on Investment

  Transactions ..............................             3.90             (2.25)            8.06            (8.70)            7.55
                                                   -----------       -----------       ----------       ----------       ----------
  Total From
  Investment Operations .....................             6.69              0.33            10.47            (6.46)            9.60
                                                   -----------       -----------       ----------       ----------       ----------
Distributions(2)

  From Net Investment Income ................            (2.82)            (1.57)           (1.48)           (1.46)           (1.58)

  From Net Realized Capital Gains ...........            (1.17)          --                 (0.48)           (4.31)           (1.14)
                                                   -----------       -----------       ----------       ----------       ----------
  Total Distributions .......................            (3.99)            (1.57)           (1.96)           (5.77)           (2.72)
                                                   -----------       -----------       ----------       ----------       ----------
Reverse Share Split .........................             3.99              1.57             1.96             5.77             2.72
                                                   -----------       -----------       ----------       ----------       ----------
Net Asset Value, End of Year ................   $        49.16    $        42.47    $       42.14    $       31.67    $       38.13
                                                   ===========       ===========       ==========       ==========       ==========
  Total Return(3) ...........................            15.75%             0.78%           33.06%          (16.92)%          33.61%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .......................             0.62%             0.67%            0.71%            0.68%            0.66%

Ratio of Net Investment Income
to Average Net Assets .......................             6.15%             5.98%            6.56%            6.35%            6.32%

Portfolio Turnover Rate .....................               26%               24%              26%              35%             132%

Net Assets, End
of Year (in thousands) ......................   $      124,812       $   111,117       $   95,057       $   46,312       $   70,551

----------
(1)  Computed using average shares outstanding throughout the year.

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

See Notes to Financial Statements


38      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                         TARGET MATURITIES TRUST: 2015

                For a Share Outstanding Throughout the Years Ended September 30

                                                        1997              1996             1995            1994            1993

PER-SHARE DATA

Net Asset Value,
Beginning of Year ..........................     $     31.96    $        32.20    $        22.79    $       29.04    $       20.39
                                                 -----------       -----------       -----------       ----------       ----------
Income From Investment Operations

  Net Investment Income(1) .................            2.00              1.85              1.71             1.57             1.46

  Net Realized and Unrealized

  Gain (Loss) on Investment

  Transactions .............................            4.38             (2.09)             7.70            (7.82)            7.19
                                                 -----------       -----------       -----------       ----------       ----------
  Total From
  Investment Operations ....................            6.38             (0.24)             9.41            (6.25)            8.65
                                                 -----------       -----------       -----------       ----------       ----------
Distributions(2)

  From Net Investment Income ...............           (2.05)            (1.28)            (0.87)           (1.19)           (1.45)

  From Net Realized Capital Gains ..........           (0.34)            (1.61)          --                 (7.08)           (0.34)

  In Excess of Net Realized Gains ..........         --                --                --                 (0.37)         --
                                                 -----------       -----------       -----------       ----------       ----------
  Total Distributions ......................           (2.39)            (2.89)            (0.87)           (8.64)           (1.79)
                                                 -----------       -----------       -----------       ----------       ----------
Reverse Share Split ........................            2.39              2.89              0.87             8.64             1.79
                                                 -----------       -----------       -----------       ----------       ----------
Net Asset Value, End of Year ...............     $     38.34    $        31.96    $        32.20    $       22.79    $       29.04
                                                 ===========       ===========       ===========       ==========       ==========
  Total Return(3) ..........................           19.96%            (0.74)%           41.29%          (21.52)%          42.42%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ......................            0.61%             0.65%             0.71%            0.68%            0.63%

Ratio of Net Investment Income
to Average Net Assets ......................            5.79%             5.63%             6.40%            5.97%            6.28%

Portfolio Turnover Rate ....................              21%               17%               70%              65%             138%

Net Assets, End
of Year (in thousands) .....................     $   114,900       $   115,654       $   114,647       $   66,073       $   89,023

----------
(1)   Computed using average shares outstanding throughout the year.

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.


See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       39

                             FINANCIAL HIGHLIGHTS
                         TARGET MATURITIES TRUST: 2020

                For a Share Outstanding Throughout the Years Ended September 30

                                                        1997            1996              1995             1994              1993
PER-SHARE DATA

Net Asset Value,
Beginning of Year ..........................     $     22.00    $        22.47    $        15.28    $       20.72    $       13.63
                                                 -----------       -----------       -----------       ----------       ----------
Income From Investment Operations

  Net Investment Income(1) .................            1.51              1.41              1.19             1.13             1.00

  Net Realized and Unrealized

  Gain (Loss) on Investment

  Transactions .............................            3.66             (1.88)             6.00            (6.57)            6.09
                                                 -----------       -----------       -----------       ----------       ----------
  Total From
  Investment Operations ....................            5.17             (0.47)             7.19            (5.44)            7.09
                                                 -----------       -----------       -----------       ----------       ----------
Distributions(2)

  From Net Investment Income ...............           (1.45)            (0.40)            (0.21)           (0.28)           (0.53)

  From Net Realized Capital Gains ..........           --                (0.04)            --               (1.31)           (0.72)

  In Excess of Net Realized Gains ..........           --                --                --               (1.18)           --

  Total Distributions ......................           (1.45)            (0.44)            (0.21)           (2.77)           (1.25)
                                                 -----------       -----------       -----------       ----------       ----------
Reverse Share Split ........................            1.45              0.44              0.21             2.77             1.25
                                                 -----------       -----------       -----------       ----------       ----------
Net Asset Value, End of Year ...............     $     27.17    $        22.00    $        22.47    $       15.28    $       20.72
                                                 ===========       ===========       ===========       ==========       ==========
  Total Return(3) ..........................           23.50%            (2.09)%           47.05%          (26.25)%          52.02%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ......................            0.53%             0.61%             0.72%            0.70%            0.70%

Ratio of Net Investment Income
to Average Net Assets ......................            6.29%             6.25%             6.24%            6.28%            6.10%

Portfolio Turnover Rate ....................              14%               47%               78%             116%             179%

Net Assets, End
of Year (in thousands) .....................     $   553,551       $   926,319       $   574,702       $   58,535       $   56,125

----------
(1)  Computed using average shares outstanding throughout the year.

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

See Notes to Financial Statements


40      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                         TARGET MATURITIES TRUST: 2025

For a Share Outstanding Throughout the Year Ended September 30 (except as noted)

                                                1997          1996(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period .........................  $17.91         $19.85
                                             ----------     ---------
Income From Investment Operations

  Net Investment Income(2) ..................    1.21           0.72

  Net Realized and Unrealized Gain

  (Loss) on Investment Transactions .........    3.15         (2.66)
                                             ----------     ---------
  Total From Investment Operations ..........    4.36         (1.94)
                                             ----------     ---------
Distributions

  From Net Investment Income ................  (0.72)             --
                                             ----------     ---------
Reverse Share Split .........................    0.72             --
                                             ----------     ---------
Net Asset Value, End of Period ..............  $22.27         $17.91
                                             ==========     =========
  Total Return(3) ...........................  24.34%        (9.77)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to

Average Net Assets ..........................    0.62%       0.67%(4)

Ratio of Net Investment Income to

Average Net Assets ..........................    6.14%        6.57%(4)

Portfolio Turnover Rate .....................     58%          61%

Net Assets, End of
Period (in thousands) .......................  $73,821       $35,661

----------
(1)  February 15, 1996 (inception) through September 30, 1996.

(2)  Computed using average shares outstanding throughout the year.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       41


                         INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders

American Century - Benham Target Maturities Trust:

    We have audited the accompanying statements of assets and liabilities, including the schedules of investment securities of American Century - Benham Target Maturities Trust: 2000 (2000), American Century - Benham Target
Maturities  Trust:  2005 (2005),  American  Century - Benham  Target  Maturities
Trust:  2010 (2010),  American Century - Benham Target  Maturities  Trust:  2015
(2015), American Century - Benham Target Maturities Trust: 2020 (2020), and American Century - Benham Target Maturities Trust: 2025 (2025)(the "Funds") as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and for the year ended September 30, 1997 and the period from February 15, 1996 (inception) to September 30, 1996 for 2025, and the financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP


Kansas City, Missouri
November 3, 1997


42      INDEPENDENT AUDITORS' REPORT           AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

    To vote on the selection by the Board of Trustees of Coopers & Lybrand LLP as independent auditors for the Trust.

                                   2000       2005       2010

                   For:       2,338,249  3,221,511  2,005,894

                   Withheld:     32,050     39,182     20,298

                   Abstain:      16,056     23,829     16,652


                                  2015        2020       2025

                  For:       2,839,173  34,662,889  2,245,523

                  Withheld:     48,007     260,561     50,063

                  Abstain:      23,203     365,292     17,204

PROPOSAL 2:

    To vote on the approval of a Management Agreement with American Century Investment Management, Inc.

                                      2000       2005       2010

                      For:       2,155,666  3,164,507  1,970,766

                      Against:      83,430     87,477     42,085

                      Abstain:      23,369     32,538     29,993

                     Broker
                      Non-Vote:    123,890         --         --


                                      2015        2020       2025

                      For:       2,773,277  29,480,181  2,230,855

                      Against:     102,709     853,758     53,379

                      Abstain:      34,397     474,044     28,556

                     Broker
                      Non-Vote:         --   4,480,759         --

PROPOSAL 3:

    To vote on the adoption of standardized investment limitations.

* Eliminate the fundamental investment limitation concerning diversification of investments.

                                      2000       2005       2010

                      For:       2,118,749  2,829,627  1,744,756

                      Against:     107,870    157,025     73,427

                      Abstain:      35,846     40,658     39,018

                     Broker
                      Non-Vote:    123,890    257,212    185,643


                                      2015        2020       2025

                      For:       2,434,182  28,685,039  1,604,110

                      Against:     138,293   1,429,790    151,226

                      Abstain:      53,799     693,154     34,735

                     Broker
                      Non-Vote:    284,109   4,480,759    522,719

* Amend the fundamental investment limitation concerning the issuance of senior securities.

                                      2000        2005       2010

                      For:       2,124,679   2,837,954  1,744,205

                      Against:     101,233     146,147     70,886

                      Abstain:      36,553      43,209     42,110

                     Broker
                      Non-Vote:    123,890     257,212    185,643


                                      2015        2020       2025

                      For:       2,441,389  28,698,062  1,614,177

                      Against:     128,717   1,335,195    137,541

                      Abstain:      56,168     774,726     38,353


                     Broker
                      Non-Vote:    284,109   4,480,759    522,719

SEMIANNUAL REPORT                                PROXY VOTING RESULTS        43


                             PROXY VOTING RESULTS

* Amend the fundamental investment limitation concerning borrowing.

                                      2000        2005       2010

                      For:       2,120,872   2,826,055  1,736,075

                      Against:     104,950     157,154     79,557

                      Abstain:      36,643      44,101     41,569

                     Broker
                      Non-Vote:    123,890     257,212    185,643


                                      2015        2020       2025

                      For:       2,436,282  28,601,674  1,599,689

                      Against:     134,503   1,480,325    150,404

                      Abstain:      55,489     725,984     39,978

                     Broker
                      Non-Vote:    284,109   4,480,759    522,719

* Amend the fundamental investment limitation concerning lending.

                                      2000        2005       2010

                      For:       2,120,457   2,823,601  1,733,191

                      Against:     105,658     159,749     80,761

                      Abstain:      36,350      43,960     43,249

                     Broker
                      Non-Vote:    123,890     257,212    185,643


                                      2015        2020       2025

                      For:       2,426,825  28,604,041  1,597,752

                      Against:     139,620   1,463,444    149,576

                      Abstain:      59,829     740,498     42,743

                     Broker
                      Non-Vote:    284,109   4,480,759    522,719

* Amend the fundamental investment limitation concerning concentration of investments in a particular industry.

                                      2000        2005       2010

                      For:       2,123,374   2,834,661  1,742,557

                      Against:     105,094     151,362     76,049

                      Abstain:      33,997      41,287     38,595

                     Broker
                      Non-Vote:    123,890     257,212    185,643


                                      2015        2020       2025

                      For:       2,434,998  28,694,588  1,597,858

                      Against:     147,153   1,425,847    154,523

                      Abstain:      44,123     687,548     37,690

                     Broker
                      Non-Vote:    284,109   4,480,759    522,719

* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

                                      2000        2005       2010

                      For:       2,121,579   2,821,153  1,732,016

                      Against:     106,293     164,329     88,085

                      Abstain:      34,593      41,828     37,100

                     Broker
                      Non-Vote:    123,890     257,212    185,643


                                      2015        2020       2025

                      For:       2,422,378  28,467,740  1,588,898

                      Against:     159,085   1,653,721    151,953

                      Abstain:      44,811     686,522     49,220

                     Broker
                      Non-Vote:    284,109   4,480,759    522,719

* Eliminate the fundamental limitation concerning investment in other investment companies.

                                      2000        2005       2010

                      For:       2,122,595   2,830,802  1,741,446

                      Against:     101,020     155,656     80,239

                      Abstain:      38,850      40,852     35,516

               Broker
                      Non-Vote:    123,890     257,212    185,643


                                      2015        2020       2025

                      For:       2,435,093  28,674,522  1,602,310

                      Against:     148,025   1,453,712    150,693

                      Abstain:      43,156     679,749     37,068

               Broker
                      Non-Vote:    284,109   4,480,759    522,719

44          PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

* Amend the fundamental investment limitation concerning investments in real estate.

                                      2000        2005       2010

                      For:       2,125,415   2,831,897  1,740,965

                      Against:     101,322     153,340     79,072

                      Abstain:      35,728      42,073     37,164

                     Broker
                      Non-Vote:    123,890     257,212    185,643


                                      2015        2020       2025

                      For:       2,449,566  28,756,043  1,611,710

                      Against:     135,542   1,395,445    141,802

                      Abstain:      41,166     656,495     36,559

                     Broker
                      Non-Vote:    284,109   4,480,759    522,719

* Amend the fundamental investment limitation concerning underwriting.

                                      2000        2005       2010

                      For:       2,123,933   2,831,073  1,739,040

                      Against:     100,116     153,915     77,415

                      Abstain:      38,416      42,322     40,746

                     Broker
                      Non-Vote:    123,890     257,212    185,643


                                      2015        2020       2025

                      For:       2,431,963  28,654,859  1,612,266

                      Against:     148,624   1,414,034    135,036

                      Abstain       45,687     739,090     42,769

                     Broker
                      Non-Vote:    284,109   4,480,759    522,719

* Amend the fundamental investment limitation concerning commodities.

                                      2000        2005       2010

                      For:       2,118,769   2,821,811  1,728,371

                      Against:     107,049     162,920     92,499

                      Abstain:      36,647      42,579     36,331

                     Broker
                      Non-Vote:    123,890     257,212    185,643


                                      2015        2020       2025

                      For:       2,427,302  28,366,230  1,572,093

                      Against:     154,307   1,727,107    175,946

                      Abstain:      44,665     714,646     42,032

                     Broker
                      Non-Vote     284,109   4,480,759    522,719

* Eliminate the fundamental limitation concerning investments in issuers with less than three years of continuous operations.

                                      2000        2005       2010

                      For:       2,120,488   2,828,156  1,735,215

                      Against:     105,671     157,611     86,332

                      Abstain:      36,306      41,543     35,654

                     Broker
                      Non-Vote:    123,890     257,212    185,643


                                      2015        2020       2025

                      For:       2,429,564  28,511,369  1,603,757

                      Against:     152,805   1,587,778    147,935

                      Abstain:      43,905     708,836     38,379

                     Broker
                      Non-Vote:    284,109   4,480,759    522,719

* Eliminate the fundamental limitation concerning short sales.

                                      2000        2005       2010

                      For:       2,120,629   2,826,855  1,734,039

                      Against:     106,199     157,922     88,096

                      Abstain:      35,637      42,533     35,066

                     Broker
                      Non-Vote:    123,890     257,212    185,643


                                      2015        2020       2025

                      For:       2,427,370  28,518,493  1,589,639

                      Against:     156,192   1,580,927    158,700

                      Abstain:      42,712     708,563     41,732

                     Broker
                      Non-Vote:    284,109   4,480,759    522,719


ANNUAL REPORT                                  PROXY VOTING RESULTS       45


                             PROXY VOTING RESULTS

* Eliminate the fundamental investment limitation concerning margin purchases of securities.

                                      2000        2005       2010

                      For:       2,119,356   2,821,798  1,729,755

                      Against:     107,218     162,295     90,705

                      Abstain:      35,891      43,217     36,741

                     Broker
                      Non-Vote:    123,890     257,212    185,643


                                      2015        2020       2025

                      For:       2,420,465  28,447,323  1,580,980

                      Against:     160,714   1,645,583    164,609

                      Abstain:      45,095     715,077     44,482

                     Broker
                      Non-Vote:    284,109   4,480,759    522,719

* Eliminate the fundamental investment limitation concerning warrants.

                                      2000        2005       2010

                      For:       2,120,867   2,828,708  1,736,245

                      Against:     104,743     154,886     83,688

                      Abstain:      36,855      43,716     37,268

                     Broker
                      Non-Vote:    123,890     257,212    185,643


                                      2015        2020       2025

                      For:       2,433,434  28,623,390  1,588,398

                      Against:     148,382   1,422,589    152,408

                      Abstain:      44,458     762,004     49,265

                     Broker
                      Non-Vote:    284,109   4,480,759    522,719

* Eliminate the fundamental investment limitation concerning investments in oil, gas and mineral exploration development programs.

                                      2000        2005       2010

                      For:       2,123,640   2,826,213  1,735,220

                      Against:     104,658     158,151     84,935

                      Abstain:      34,167      42,946     37,046

                     Broker
                      Non-Vote:    123,890     257,212    185,643


                                      2015        2020       2025

                      For:       2,428,503  28,591,455  1,576,729

                      Against:     153,266   1,526,409    179,485

                      Abstain:      44,505     690,119     33,857

                     Broker
                      Non-Vote:    284,109   4,480,759    522,719

* Eliminate the fundamental investment limitations concerning investments in securities owned by officers and directors.

                                      2000        2005       2010

                      For:       2,114,762   2,820,102  1,730,426

                      Against:     112,659     165,580     88,664

                      Abstain:      35,044      41,628     38,111

                     Broker
                      Non-Vote:    123,890     257,212    185,643


                                      2015        2020       2025

                      For:       2,419,375  28,320,600  1,577,180

                      Against:     161,919   1,745,786    169,033

                      Abstain:      44,980     741,597     43,858

                     Broker
                      Non-Vote:    284,109   4,480,759    522,719


46      PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                        RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

ANNUAL REPORT                        RETIREMENT ACCOUNT INFORMATION       47


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    The six TARGET MATURITIES TRUST funds, including TARGET: 2000, TARGET: 2005,
TARGET: 2010, TARGET: 2015, TARGET: 2020 and TARGET: 2025, are variable-priced bond funds that invest primarily in zero-coupon U.S. Treasury securities and will be liquidated shortly after the conclusion of their target maturity year.

COMPARATIVE INDICES

    The following index is used in the report for fund performance comparisons. The index is not an investment product available for purchase.

    The MERRILL LYNCH LONG-TERM TREASURY INDEX is an index of U.S. Treasury securities with maturities greater than 10 years.

FUND BENCHMARKS

    The benchmarks for the Target Maturities Trust funds are coupon STRIPS issues maturing in the target year of each portfolio.

    The benchmark for the Target: 2000 fund is the 11/15/00 STRIPS ISSUE--a zero-coupon Treasury bond that matures November 15, 2000.

    The benchmark for the Target: 2005 fund is the 11/15/05 STRIPS ISSUE--a zero-coupon Treasury bond that matures November 15, 2005.

    The benchmark for the Target: 2010 fund is the 11/15/10 STRIPS ISSUE--a zero-coupon Treasury bond that matures November 15, 2010.

    The benchmark for the Target: 2015 fund is the 11/15/15 STRIPS ISSUE--a zero-coupon Treasury bond that matures November 15, 2015.

    The benchmark for the Target: 2020 fund is currently the 11/15/20 STRIPS ISSUE--a zero-coupon Treasury bond that matures November 15, 2020.

    The benchmark for the Target: 2025 fund is the 8/15/25 STRIPS ISSUE--a zero-coupon Treasury bond that matures August 15, 2025.


--------------------------------------------------------------------------------
INVESTMENT TEAM LEADERS
-----------------------
  Portfolio Manager                               Dave Schroeder
--------------------------------------------------------------------------------

48      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

INVESTMENT TERMS

   BASIS POINT--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

   COUPON--the stated interest rate of a security.

   YIELD CURVE--a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

RETURNS

   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 36-41.

STATISTICAL TERMINOLOGY

   NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

   ANTICIPATED GROWTH RATE (AGR)--the annualized rate of return that an investor "locks in" after investing in a Targets fund on a specific day. It assumes that the anticipated value at maturity is reached on the weighted average maturity date.

   WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

   WAM DATE (WEIGHTED AVERAGE MATURITY DATE)--an average of the maturity dates of a portfolio's securities, weighted by dollar amount. The WAM date is calculated based on the WAM of the portfolio's investments on a given day.

   ANTICIPATED VALUE AT MATURITY (AVM)--the calculated redemption value of a portfolio share on the portfolio's WAM date.

   EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF SECURITIES

   ZERO-COUPON BONDS (ZEROS)--bonds that make no periodic interest payments. Instead, they are sold at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity.

TYPES OF ZEROS

   STRIPS (SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES) --the U.S. Treasury Department program that allows broker-dealers to "strip" Treasury securities into their component parts. The securities created by this " stripping" activity are also known as STRIPS. STRIPS are direct obligations of the U.S. government and are the most liquid (easily bought and sold) Treasury zeros.

   REFCORPS (RESOLUTION FUNDING CORPORATION ZEROS)--zeros created from bonds issued by the Resolution Funding Corporation, a U.S. government agency. The principal portions of these bonds are secured by Treasury zeros, and the interest portions are guaranteed by the U.S. Treasury. REFCORPs are also relatively liquid.

   RECEIPT ZEROS--zeros created and issued by broker-dealers before the STRIPS program was implemented in 1985. The effective maturities of existing receipt zeros do not extend beyond 2009. Broker-dealers created receipt zeros by purchasing Treasury bonds, depositing them in a custodian bank, and then selling receipts representing ownership interest in the coupons or principal portions of the bonds. The custodial accounts that hold the underlying Treasury bonds are kept separate from the bank's assets. The types of receipt zeros include:

    CATS (CERTIFICATES OF ACCRUAL OF TREASURY SECURITIES)--issued by Salomon Brothers, Inc.

    TRS (TREASURY RECEIPTS)--general receipt zeros.

    ETRS (EASY-GROWTH TREASURY RECEIPTS)--issued by Dean Witter Reynolds, Inc.


     ANNUAL REPORT                                              GLOSSARY     49


[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com


AMERICAN CENTURY TARGET MATURITIES TRUST


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


AMERICAN CENTURY INVESTMENT SERVICES, INC.


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